As filed with the Securities and Exchange Commission on June 21, 2024
File Nos. 033-37459
811-06200

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 175
☒
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 179
☒

SCHWAB INVESTMENTS
(Exact Name of Registrant as Specified in Charter)

211 Main Street
San Francisco, California 94105
(Address of Principal Executive Offices)
(800) 648-5300
(Registrant’s Telephone Number, including Area Code)

Catherine M. MacGregor, Esq.
211 Main Street
San Francisco, California 94105
(Name and Address of Agent for Service)

Copies of communications to:
Douglas P. Dick, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006	Gregory C. Davis, Esq. Ropes & Gray LLP Three Embarcadero Center San Francisco, CA 94111‑4006

It is proposed that this filing will become effective (check appropriate box):
☒  Immediately upon filing pursuant to paragraph (b)
□  On (date) pursuant to paragraph (b)
□  60 days after filing pursuant to paragraph (a)(1)
□  On (date) pursuant to paragraph (a)(1)
□  75 days after filing pursuant to paragraph (a)(2)
□  On (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
□  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus | June 21, 2024
Schwab Funds®

Schwab® Global Real Estate Fund
Ticker Symbol	SWASX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Global Real Estate Fund

Schwab® Global Real Estate Fund
Ticker Symbol:	SWASX

Investment Objective

The fund seeks capital growth and income consistent with prudent investment management.
Fund Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.50
Distribution (12b-1) fees	None
Other expenses	0.21
Total annual fund operating expenses	0.71
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after any expense reduction. Your actual costs may be higher or lower.
Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 84% of the average value of its portfolio.
Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities of real estate companies and companies related to the real estate industry. The fund will provide shareholders with at least 60 days’ notice before changing this policy. Real estate companies include U.S. and non-U.S. issuers that, in the opinion of the investment adviser, derive at least 50% of their revenues or profits from the ownership, construction, development, financing, management, servicing, sale or leasing of commercial, industrial or residential real estate or have 50% of their total assets in real estate. Companies related to the real estate industry include companies whose products and services pertain to the real estate industry, such as mortgage lenders and mortgage servicing companies. The fund does not invest directly in real estate.
The fund may invest a significant portion of its total assets in real estate investment trusts (REITs) and other similar REIT-like structures. REITs are U.S. real estate companies that own and commonly operate income producing real estate, or that use their assets to finance real estate. REITs are not subject to U.S. corporate income tax, provided they comply with a number of tax requirements, including the distribution to shareholders of at least 90% of their net income. A number of other countries have adopted REIT-like structures that are not subject to local corporate income tax, provided they distribute a significant portion of their net income to shareholders and meet certain other requirements. The fund may also invest in real estate operating companies (REOCs). REOCs are real estate companies that engage in the development, management or financing of real estate. They typically provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly-traded corporations that have not elected to be taxed as REITs. The three primary reasons for not making such an election are the (a) availability of tax-loss carry-forwards, (b) operation in non-REIT-qualifying lines of business, and (c) ability to retain earnings.
The fund invests in equity securities, primarily common stocks. The fund may also invest in other types of equity securities, including preferred stocks, convertible securities, rights or warrants to purchase stocks, and exchange-traded funds (ETFs).
The fund selects investments based on the investment adviser’s analysis of each issuer. In making this determination, the investment adviser may take into account a variety of factors that it determines to be relevant from time to time, such as the issuer’s financial condition, industry position, earnings estimates, management and local and global economic and market conditions. The investment adviser uses proprietary research to help choose and allocate the fund’s investments.
The fund may invest in derivative securities, such as swaps, options, futures and options on futures, which are principally tied to the real estate industry, for hedging purposes and to seek returns on the fund’s otherwise uninvested cash. The derivative securities may relate to a specific investment, a group of investments, or the

Schwab Global Real Estate Fund | Fund Summary1

fund’s portfolio as a whole. Derivatives are financial contracts whose values depend upon or are derived from the values of underlying assets, reference rates or indexes. The fund may use investment techniques such as short sales and reverse repurchase agreements. Please see the “Principal Risks” section for a description of these investments. The fund may lend its securities to certain financial institutions to earn additional income.
Under normal market conditions, the fund seeks to invest its assets across different countries and regions. The fund’s investments in a single country or a limited number of countries may represent a higher percentage of the fund’s assets from time to time. The fund invests primarily in developed market countries, but may invest up to 15% of its total assets in emerging market countries. “Emerging market” countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM. In allocating the fund’s investments, the investment adviser considers the size and condition of the real estate market in each country and region and the global real estate market as a whole. Except as provided above, the fund is not required to invest or restricted from investing any minimum or maximum percentage of its assets in any one country or region.
The fund sells securities when the investment adviser believes it is appropriate to do so, regardless of how long the securities have been held. Such sales may cause the fund to experience high portfolio turnover and correspondingly increased transaction costs. The sales may also result in capital gain or loss, including short-term capital gain or loss. High portfolio turnover may adversely impact the fund’s performance.
The fund may hold up to 100% of its assets in cash, cash equivalents and other short-term investments for temporary or defensive purposes. The fund may utilize such tactics when the investment adviser believes that market or economic interests are unfavorable for investors. Under such circumstances, the fund may not achieve its investment objective.
Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Real Estate Investment Risk. The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. The value of a REIT may be affected by changes in interest rates.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing

2Schwab Global Real Estate Fund | Fund Summary

securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. However, these risks are less severe when the fund uses derivatives for hedging rather than to enhance the fund’s returns or as a substitute for a position or security.
Leverage Risk. Certain fund transactions, such as derivatives transactions, short sales and reverse repurchase agreements, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Short Sales Risk. The fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.
ETF Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Portfolio Turnover Risk. The fund buys and sells portfolio securities actively. This may cause the fund’s portfolio turnover rate and transaction costs to rise, which may lower the fund’s performance and may increase the likelihood of capital gains distributions.
For more information on the risks of investing in the fund, please see the “Fund Details” section in the prospectus.
Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of one or more indices. The MSCI ACWI Index (Net) serves as the fund’s regulatory index and provides a broad measure of market performance. The FTSE EPRA Nareit Global Index (Net) is the fund’s additional index and is more representative of the fund’s investment universe than the regulatory index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see
www.schwabassetmanagement.com/schwabfunds_prospectus.
Annual Total Returns (%) as of 12/31

Best Quarter: 17.24% Q1 2019
Worst Quarter: (30.31%) Q1 2020
Year-to-date performance (before taxes) as of 3/31/24: (1.27%)

Schwab Global Real Estate Fund | Fund Summary3

Average Annual Total Returns as of 12/31/23
	1 Year	5 Years	10 Years
Before taxes	8.45%	2.72%	3.97%
After taxes on distributions	7.29%	1.39%	2.48%
After taxes on distributions and sale of shares	5.29%	1.78%	2.60%
Comparative Indices (reflects no deduction for fees, expenses, or taxes)
MSCI ACWI Index (Net)(1)(2)	22.20%	11.72%	7.93%
FTSE EPRA Nareit Global Index (Net)(2)	8.67%	2.07%	3.28%

(1)
In anticipation of new regulatory requirements, the fund’s regulatory index has changed from the FTSE EPRA Nareit Global Index (Net) to the MSCI ACWI Index (Net).

(2)
The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account. In some cases, the return after taxes on distributions and sale of shares may exceed the fund’s other returns due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment Adviser

Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Portfolio Managers

Iain Clayton, CFA, FRM, Senior Portfolio Manager and Head of Quantitative Portfolio Management, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2022.
Holly Emerson, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2022.
Wei Li, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Purchase and Sale of Fund Shares

The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
Investors may only invest in the fund through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
There is no minimum initial investment for the fund.
Tax Information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4Schwab Global Real Estate Fund | Fund Summary

Fund Details

There can be no assurance that the fund will achieve its objective. Except as explicitly described otherwise, the investment strategies and policies of the fund may be changed without shareholder approval.
The principal investment strategies and the main risks associated with investing in the fund are summarized in the fund summary at the front of this prospectus. This section takes a more detailed look at some of the types of securities, the associated risks, and the various investment strategies that may be used in the day-to-day portfolio management of the fund, as described below. In addition to the particular types of securities and strategies that are described in this prospectus, the fund may use strategies that are not described herein in support of its overall investment goal. These additional strategies and the risks associated with them are described in the “Investment Strategies, Securities and Risks” section in the Statement of Additional Information (SAI).
Investment Objective and More About Principal Risks

Investment Objective
The fund seeks capital growth and income consistent with prudent investment management.
More Information About Principal Investment Risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. These events could reduce consumer demand or economic output; result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the fund’s investments. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. Governmental action, including the imposition of trade embargoes or tariffs, may also impact individual companies or markets as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. In addition, there may be less trading volume in securities issued by mid- and small-cap companies than those issued by larger companies and, as a result, trading volatility may have a greater impact on the value of securities of mid- and small-cap companies. Securities issued by large-cap companies, on the other hand, may not be able to attain the high growth rates of some mid- and small-cap companies. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies. The value of securities issued by mid-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.
Small-Cap Company Risk. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by larger companies. The value of securities issued by small-cap companies may be based in substantial part on future expectations rather than current achievements and their prices may move sharply,
Schwab Global Real Estate Fund | Fund Details5

especially during market upturns and downturns. In addition, small-cap companies may have limited financial resources, management experience, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, small-cap companies may have less publicly available information and such information may be inaccurate or incomplete.
Real Estate Investment Risk. Although the fund does not invest directly in real estate, the fund has a policy of concentrating its investments in securities of real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; the attractiveness, type and location of property; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; overbuilding; extended vacancies of properties; or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn; increasing competition, including for real estate and related services and technology; reduced demand for commercial and office space along with increased maintenance or tenant improvement costs to convert properties for other uses; increases in property taxes and operating expenses; changes in zoning regulations and related costs; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values; and changes in interest rates. In addition, the real estate industry has historically been sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments. If the fund’s real estate-related investments are concentrated in one geographic area or in one property type, the fund will be particularly subject to the risks associated with that area or property type or related real estate conditions.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of a REIT will also rise and fall in response to the creditworthiness of the issuer. In particular, the value of these securities may be affected by changes in interest rates. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. Further, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income. REITs may be more volatile and/or more illiquid than other types of securities.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions, including trade tariffs, embargoes or limitations on trade which could have a significant impact on a country’s markets overall as well as global economies or markets. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Variable Interest Entities Risk. The fund may gain exposure to certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the fund) is prohibited. To facilitate indirect non-Chinese investment, many China-based operating companies have created VIE structures. In a VIE structure, a China-based operating company will establish an entity outside of China that will enter into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as the fund) hold equity interests in the entities established outside of China rather
6Schwab Global Real Estate Fund | Fund Details

than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects the fund to the risks associated with the underlying China-based operating company. In addition, the fund may be exposed to certain associated risks, including the risks that: the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure, which could cause an uncertain negative impact to existing investors in the VIE structure; the contracts underlying the VIE structure may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If these actions were to occur, the market value of the fund’s investments in the VIE structure would likely fall, causing investment losses, which could be substantial, for the fund.
Emerging Markets Risk. The risks of foreign investments apply to, and may be heightened in connection with, investments in emerging market countries or securities of issuers that conduct their business in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries. Material information about a company in an emerging market country may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations. There is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war) in emerging market countries, which could adversely affect the economies of, or investments in securities of issuers located in, such countries. In addition, emerging markets are substantially smaller than developed markets, and the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Currency Risk. The fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, will subject the fund to the risk that those currencies will decline in value relative to the U.S. dollar. In either event, the dollar value of an investment in the fund would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if it is unable to deliver or receive currency or monies in settlement of obligations. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency for the fund’s account. The fund is subject to the risk of a counterparty’s failure, inability or refusal to perform with respect to such contracts.
Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, market risk, management risk and operational risk, are discussed elsewhere in this prospectus. The fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The
Schwab Global Real Estate Fund | Fund Details7

fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Leverage Risk. Certain fund transactions, such as derivatives transactions, short sales and reverse repurchase agreements, may give rise to a form of leverage and may expose the fund to greater risk. In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Short Sales Risk. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.
ETF Risk. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Liquidity Risk. Liquidity risk exists when particular investments may be difficult to purchase, sell or value, especially during stressed market conditions. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. In such cases, the fund, due to limitations on investments in illiquid securities and the difficulty in readily purchasing and selling such securities at favorable times or prices, may decline in value, experience lower returns and/or be unable to achieve its desired level of exposure to a certain issuer or sector. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions, which may occur rapidly or unexpectedly, may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Operational Risk. The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. The fund seeks to reduce these operational risks through controls and procedures believed to be reasonably designed to address these risks. However, these controls and procedures cannot address every possible risk and may not fully mitigate the risks that they are intended to address.
Portfolio Holdings

The fund may make various types of portfolio securities information available to shareholders. The fund posts a detailed list of the securities held by the fund at www.schwabassetmanagement.com/schwabfunds_prospectus (under “Portfolio Holdings”) as of the most recent calendar quarter-end. This list is generally updated approximately 30 days after the end of each calendar quarter and remains available online until at least the following calendar quarter. The fund also posts in the fund summary section of the website and on fund fact sheets certain summary portfolio attributes, including top ten holdings, approximately 5–25 days after the end of each calendar quarter or month. The fund may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the fund. Further information regarding the fund’s policy and procedures on the disclosure of portfolio holdings is available in the SAI.
8Schwab Global Real Estate Fund | Fund Details

Financial Highlights

This section provides further details about the fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The information for the fiscal year ended February 29, 2020 has been audited by the fund’s prior independent registered public accounting firm. The information for the fiscal years ended February 28, 2021 through February 29, 2024 has been audited by Deloitte & Touche LLP (Deloitte). Deloitte’s full report is included in the fund’s annual report (see back cover).
Schwab Global Real Estate Fund

	3/1/23– 2/29/24	3/1/22– 2/28/23	3/1/21– 2/28/22	3/1/20– 2/28/21	3/1/19– 2/29/20
Per-Share Data
Net asset value at beginning of period	$6.36	$7.66	$7.13	$7.53	$7.70
Income (loss) from investment operations:
Net investment income (loss)(1)	0.20	0.19	0.16	0.15	0.19
Net realized and unrealized gains (losses)	(0.23)	(1.31)	0.68	(0.34)	0.24
Total from investment operations	(0.03)	(1.12)	0.84	(0.19)	0.43
Less distributions:
Distributions from net investment income	(0.21)	(0.18)	(0.31)	(0.08)	(0.55)
Distributions from net realized gains	—	—	—	(0.13)	(0.05)
Total distributions	(0.21)	(0.18)	(0.31)	(0.21)	(0.60)
Net asset value at end of period	$6.12	$6.36	$7.66	$7.13	$7.53
Total return	(0.38%)	(14.66%)	11.82%	(2.41%)	5.34%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.71%	0.85%(2)(3)	1.05%	1.05%	1.05%
Gross operating expenses	0.71%	0.88%(3)	1.10%	1.11%	1.12%
Net investment income (loss)	3.29%	2.91%	2.01%	2.24%	2.36%
Portfolio turnover rate	84%	88%	75%	72%	96%
Net assets, end of period (x 1,000)	$286,392	$299,811	$362,805	$281,229	$304,251
(1)
Calculated based on the average shares outstanding during the period.

?
(2)
Effective June 27, 2022, the net operating expense limitation was lowered from 1.05% to 0.75%. The ratio presented for the period ended February 28, 2023, is a blended ratio.

(3)
Ratio includes less than 0.005% of non-routine proxy expenses.

Schwab Global Real Estate Fund | Financial Highlights9

Fund Management

The investment adviser for the fund is Charles Schwab Investment Management, Inc., dba Schwab Asset Management, 211 Main Street, San Francisco, CA 94105. The investment adviser was founded in 1989 and as of April 30, 2024, managed approximately $1.1 trillion in assets.
The investment adviser oversees the asset management and administration of the fund. As compensation for these services, the investment adviser receives a management fee from the fund. For the 12 months ended February 29, 2024, the management fee was 0.50%. This figure, which is expressed as a percentage of the fund’s average daily net assets, represents the actual amount paid, including the effect of reductions.
A discussion regarding the basis for the Board of Trustees’ approval of the fund’s investment advisory agreement is available in the fund’s 2023 semiannual report, which covers the period of March 1, 2023 through August 31, 2023.
The investment adviser and its affiliates have agreed to limit the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.75% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.
Iain Clayton, CFA, FRM, Senior Portfolio Manager and Head of Quantitative Portfolio Management for Schwab Asset Management. Mr. Clayton is responsible for the day-to-day co-management of the fund. Prior to joining Schwab in 2013, Mr. Clayton spent more than five years at SSI Investment Management, where he was a portfolio manager and the director of quantitative research. In these roles, Mr. Clayton co-managed multiple investment strategies and developed quantitative models and valuation approaches. From 2004 to 2008, he worked as a portfolio manager and director at RCM Capital Management (now known as Allianz Global Investors) and helped manage various equity portfolios and developed fundamental-based stock selection models. Prior to that, he was a vice president at Eureka Investment Advisors for almost three years and also served as a senior quantitative analyst and assistant portfolio manager. He has also worked as a quantitative research analyst at RCM Capital Management.
Holly Emerson, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the fund. Prior to joining Schwab in 2014, Ms. Emerson spent nearly ten years at Algert Coldiron Investors LLC (now known as Algert Global), a quantitative market-neutral hedge fund manager. She held a number of positions at Algert, including assistant portfolio manager and director of operations. In her various roles, she acted as the lead portfolio manager for the Canadian fund, conducted macroeconomic research and managed relationships with prime brokerage investment banks.
Wei Li, Ph.D., CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the fund. Prior to joining Schwab in 2012, Ms. Li spent more than ten years at Barclays Global Investors (now known as BlackRock, Inc.), where she held a number of positions. From 2001 to 2009, she worked in various roles in the global advanced active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.
Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is available in the SAI.
10Schwab Global Real Estate Fund | Fund Management

Investing in the Fund

In this section, you will find information on buying, selling and exchanging shares. Investors may only invest in the fund through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.
The fund generally is not registered for sale in jurisdictions outside the United States and is intended for purchase by persons residing in the United States. A person is considered resident in the United States if at the time of the investment (i) the account has an address of record in the United States or a U.S. territory (including APO/FPO/DPO) and (ii) all account owners are resident in the United States or a U.S. territory and have a valid U.S. taxpayer identification number. If an existing account is updated to reflect a non-U.S. address, the account may be restricted from making additional investments.
Investing Through a Financial Intermediary

Placing Orders Through Your Intermediary
When you place orders through Schwab or another intermediary, you are not placing your orders directly with the fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the fund on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, and cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the fund, and the intermediary may require its customers to pay a commission when transacting in fund shares. These additional fees will vary between intermediaries and may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The fund is not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of the fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders.
Buying, Selling and Exchanging Shares Through an Intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with the fund.
When selling or exchanging shares, you should be aware of the following fund policies:
•
For accounts held through a financial intermediary, the fund typically expects to pay sale proceeds to the financial intermediary for payment to redeeming shareholders within two business days following receipt of a shareholder redemption order; however, the fund may take up to seven days to pay sale proceeds.

•
The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses and taxable gains in converting these securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

•
Exchange orders are limited to other Schwab Funds (that are not Sweep Investments) and must meet the minimum investment and other requirements for the fund and share class, if applicable, into which you are exchanging.

•
You should obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Investing Directly with the Fund

Placing Direct Orders
Investors generally may not purchase shares directly from the fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. The fund reserves the right to accept direct purchases from certain eligible shareholders (Eligible Shareholders) and to suspend the privilege of directly purchasing additional shares of the fund at any time.
Schwab Global Real Estate Fund | Investing in the Fund11

Financial intermediaries and Eligible Shareholders may contact the transfer agent by telephone at 1-877-332-2371.
Share Price

The fund is open for business each day that the NYSE is open. The fund calculates its share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern Time). If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day. The fund’s share price is its net asset value (NAV) per share which is the fund’s net assets divided by the number of its shares outstanding. Orders received by the fund in good order at or prior to the close of the fund (generally 4:00 p.m. Eastern Time) will be executed at the next share price calculated that day.
If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.
The fund’s portfolio securities are valued using market quotations or official closing prices if they are readily available. In cases where market quotations are not readily available or the investment adviser deems them unreliable, the fund’s portfolio securities are valued based on fair values developed following procedures approved by the fund’s Board of Trustees. The Board of Trustees has designated the investment adviser as the valuation designee (Valuation Designee) for the fund to perform the fair value determination relating to all fund investments.
Shareholders of the fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.
Additional Policies Affecting Your Investment

The Fund Reserves Certain Rights, Including the Following:
•
To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•
To change or waive the fund’s investment minimums.

•
To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•
To withdraw or suspend any part of the offering made by this prospectus.

Minimum Investment
None
Options for Fund Distributions
Choose an option for fund distributions. When placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary. You should consult with your financial intermediary to discuss available options.
Payments by the Investment Adviser or its Affiliates
The investment adviser or its affiliates make payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, insurance companies, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the fund may pay to those intermediaries. The investment adviser or its affiliates also make payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries in connection with certain activities or services which may facilitate, directly or indirectly, investment in the fund. These payments may relate to marketing and/or fund promotion activities and presentations, educational training programs, conferences, the development and support of technology platforms and/or reporting systems, data analytics and support, or making shares of the fund available to its customers. These payments, which may be significant, are paid by the investment adviser or its affiliates out of their own resources and not from the assets of the fund.
12Schwab Global Real Estate Fund | Investing in the Fund

Payments to a financial intermediary may create potential conflicts of interest between the intermediary and its clients as the payments may provide such intermediary with an incentive to favor sales of shares of the fund over other investment options they make available to their customers. Please see the SAI for additional information.
Shareholder Servicing Plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.15%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.15% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Policy Regarding Short-Term or Excessive Trading
The fund is intended for long-term investment and not for short-term or excessive trading (collectively market timing). Market timing may adversely impact the fund’s performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund’s shares.
To discourage market timing, the fund’s Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. The fund seeks to deter market timing through several methods. These methods may include fair value pricing and trade activity monitoring. Fair value pricing is discussed more thoroughly in the subsequent pages of this prospectus and is considered an element of the fund’s policy regarding short-term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the fund. Certain trading activity will not be treated as short-term or excessive trading, such as transactions involving in-kind purchases or redemptions of shares of the fund.
The fund and its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the fund has requested that service providers to the fund monitor transactional activity in amounts and frequency determined by the fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Generally, excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder’s account. A roundtrip transaction occurs when a shareholder completes a purchase of shares and then sells the same fund’s shares (including exchanges). If an investor engages in multiple roundtrips in the fund within a 60-day period or the fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into such fund by that shareholder for a period of 90 days. Subsequent violations within a 12-month period will be evaluated to determine whether a permanent block is appropriate. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.
If trades are effected through a financial intermediary, the fund or its service providers will work with the intermediary to monitor possible market timing activity. The fund reserves the right to request that the intermediary provide certain shareholder transaction information to the fund and may require the intermediary to restrict the shareholder from future purchases or exchanges in the fund. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the fund. The fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary if the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions. The fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.
Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. The fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The fund may amend these policies and procedures without prior notice in response to changing regulatory requirements or to enhance the effectiveness of the program.
The fund reserves the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.
Schwab Global Real Estate Fund | Investing in the Fund13

Fair Value Pricing
The Board of Trustees has approved procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular domestic market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.
By fair valuing securities whose prices may have been affected by events occurring after the close of trading of the security’s primary trading market, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” by market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the net asset value of its shares. The Valuation Designee’s policies and procedures, which govern the selection and application of methodologies for determining the fair value of fund investments, seek to ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
The Valuation Designee makes fair value determinations in good faith in accordance with the fair value procedures approved by the Board of Trustees. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
Methods to Meet Redemptions
Under normal market conditions, the fund expects to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments. In unusual or stressed market conditions or as the investment adviser determines appropriate, the fund may borrow through the fund’s bank lines of credit or through the fund’s interfund lending facility to meet redemption requests. The fund may also utilize its custodian overdraft facility to meet redemptions, if necessary. As noted above, the fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Large Shareholder Redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of the fund’s shares. Redemptions by these shareholders of their holdings in the fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force the fund to sell securities, which may negatively impact the fund’s brokerage costs and accelerate the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan).
Customer Identification and Verification and Anti-Money Laundering Program
Customer identification and verification is part of the fund’s overall obligation to deter money laundering under federal law. The fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the fund is required to withhold such proceeds.
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
Your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial intermediary is required to collect documents that will be used solely to establish and verify your identity.
The fund reserves the right to close and/or liquidate your account at the then-current day’s price if the fund or your financial intermediary is unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
14Schwab Global Real Estate Fund | Investing in the Fund

Distributions and Taxes

Any investment in the fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains the fund earns. Every year, the fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. To receive a dividend distribution, you must be a registered shareholder on the date that dividends are declared. Dividend distributions are paid to shareholders on the payable date. Income distributions are typically paid at the end of every calendar quarter, and net capital gains, if any, are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of the fund’s capital gains distribution, if any, may be made available on the fund’s website: www.schwabassetmanagement.com.
Unless you are investing through an IRA, 401(k) or other tax-advantaged account, your fund distributions generally have tax consequences. The fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares longer. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gains distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Shareholders in the fund may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund’s dividends but, if eligible, the fund may elect for these payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund.
At the beginning of every year, the fund will provide shareholders with a tax reporting statement containing information detailing the estimated tax status of any distributions that the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements. REITs in which the fund invests often do not provide complete and final tax information to the fund until after the time that the fund issues the tax reporting statement. As a result, the fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the fund will send you a corrected, final Form 1099-DIV to reflect reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
Prior to January 1, 2012, when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, the fund reports cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Shareholders elect their preferred cost basis method; however, in the absence of an election, the fund will use an average cost basis method. Please consult your tax advisor to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.
The fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if they fail to provide the fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Schwab Global Real Estate Fund | Investing in the Fund15

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from the fund, as discussed in more detail in the SAI. Furthermore, the fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.
Dividends that are reported by the fund as qualified dividend income are currently eligible for a reduced maximum tax rate as noted above. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. Dividend income that the fund received from REITs, if any, generally will not be treated as qualified dividend income.
If you are investing through a taxable account and purchase shares of the fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when the fund makes a distribution, the share price is reduced by the amount of the distribution. You can avoid “buying a dividend,” as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
16Schwab Global Real Estate Fund | Investing in the Fund

Prospectus | June 21, 2024
Schwab Global Real Estate Fund

To Learn More
This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources:
Annual and semiannual reports, which are sent to current fund investors, contain more information about the fund’s holdings and detailed financial information about the fund. Annual reports also contain information from the fund’s manager(s) about strategies, recent market conditions and trends and their impact on fund performance during the fund’s last fiscal period.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Schwab Funds at 1-877-824-5615. In addition, you may visit the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus for a free copy of a prospectus, SAI or an annual or semiannual report.
The SAI, the fund’s annual and semiannual reports and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov.
SEC File Number
Schwab Investments 811‑06200	REG36895-20

Schwab Funds®
Schwab® Global Real Estate Fund	SWASX
STATEMENT OF ADDITIONAL INFORMATION
June 21, 2024
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the fund’s prospectus dated June 21, 2024 (as amended from time to time).
The fund’s audited financial statements and the report of the independent registered public accounting firm thereon from the fund’s annual report for the fiscal year ended February 29, 2024, are incorporated by reference into this SAI.
For a free copy of these documents or to request other information or ask questions about the fund, call Schwab Funds at 1-877-824-5615. For TDD service, call 1-800-345-2550. In addition, you may visit the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus for a free copy of a prospectus, SAI or an annual or semiannual report.
The fund is a series of Schwab Investments (the Trust). The fund is part of the Schwab complex of funds (Schwab Funds). Charles Schwab Investment Management, Inc., dba Schwab Asset Management™, is the investment adviser to the fund (investment adviser).
REG38787-22

INVESTMENT OBJECTIVE
The fund seeks capital growth and income consistent with prudent investment management.
Change of Investment Objective
The fund’s investment objective may be changed only by vote of a majority of its outstanding voting securities. A majority of the outstanding voting shares of the fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of the fund.
There is no guarantee that the fund will achieve its investment objective.
Change to 80% Investment Policy
Under normal circumstances, the fund invests at least 80% of its net assets in securities of real estate companies and companies related to the real estate industry. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets means net assets plus the amount of any borrowings for investment purposes.
INVESTMENT STRATEGIES, SECURITIES AND RISKS
The following descriptions of investment strategies, securities, risks and limitations supplement those set forth in the fund’s prospectus and may be changed without shareholder approval, unless otherwise noted. The fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.
From time to time the fund may hold certain securities not otherwise discussed in this SAI as a permissible investment for the fund. To the extent an investment becomes part of the fund’s principal or non-principal investment strategy, the fund will take the necessary steps to identify them as permissible investments. In addition, the fund may receive (i.e., not actively invest) such securities as a result of a corporate action, such as securities dividends, spin-offs or rights issues. In such cases, the fund will not actively add to its position and generally will dispose of the securities as soon as reasonably practicable.
Borrowing may subject the fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. The fund may borrow money from banks and make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (1940 Act), which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).
The fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is (a) not in excess of 5% of a fund’s total assets; (b) repaid by a fund within 60 days; and (c) not extended or renewed. The fund intends to use the lines to meet large or unexpected redemptions that would otherwise force the fund to liquidate securities under circumstances that are unfavorable to the fund’s remaining shareholders. The fund will pay a fee to the bank for using its lines.
Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value (NAV) of the fund’s shares and in its portfolio yield. The fund is required to comply with the asset coverage requirements of the 1940 Act when it engages in borrowing activities. If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. The fund has a policy to concentrate its investments in securities of real estate companies and other companies related to the real estate industry.
Based on the characteristics of mortgage-backed securities (MBS), the fund has identified MBS issued by private lenders and not guaranteed by U.S. government agencies or instrumentalities as a separate industry for purposes of the fund’s concentration policy.
For purposes of the fund’s concentration policy, the fund will determine the industry classification of asset-backed securities based upon the investment adviser’s evaluation of the risks associated with an investment in the underlying assets. For example, asset-backed securities whose underlying assets share similar economic characteristics because, for example, they are funded (or supported) primarily from a single or similar source or revenue stream will be classified in the same industry sector. In contrast, asset-backed securities whose underlying assets represent a diverse mix of industries, business sectors and/or revenue streams will be classified into distinct industries based on their underlying credit and liquidity structures. With the exception of the real estate industry, the fund will limit its investments in each identified industry to less than 25% of its total assets.
Cyber Security Risk. As the use of technology, including cloud-based technology, and the frequency of cyber attacks in the market has become more prevalent, the fund is potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity that may lead to financial losses. A breach in cybersecurity refers to both intentional and unintentional events that may, among other things, cause the fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, or otherwise disrupt normal business operations. This in turn could adversely affect the fund and its shareholders by, among other things, interfering with the processing of shareholder transactions; impeding the fund’s ability to calculate its NAV; causing the release or misuse of confidential fund information or private shareholder information (which may violate privacy and other laws, including those related to identity theft). A cyber attack may cause financial losses by impeding trading, causing reputational damage, and subjecting the fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures and/or cybersecurity risk management. Cybersecurity breaches may involve unauthorized access to the fund’s digital information systems (e.g., through “hacking” or malicious software coding), and may come from multiple sources, including from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that render systems inoperable until ransom is paid, or insider actions (e.g., intentionally or unintentionally harmful acts of adviser personnel). In addition, cybersecurity breaches involving the fund’s third-party service providers (e.g., the fund’s custodian and transfer agent), trading counterparties or issuers in which the fund invests can also subject the fund to many of the same risks associated with direct cybersecurity breaches or extortion of data. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures or breaches may result in financial losses to the fund and its shareholders. For example, cybersecurity failures or breaches involving trading counterparties or issuers in which the fund invests could adversely impact such counterparties or issuers and cause the fund’s investment to lose value.
Although the investment adviser has business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in these plans and systems, including the possibility that certain risks have not been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the fund does not directly control the cybersecurity systems of issuers in which the fund may invest, trading counterparties or third-party service providers to the fund. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cybersecurity breaches may not be detected. There can be no assurance that the fund will not suffer losses relating to cyber attacks on the fund, their service providers, trading counterparties or the issuers in which the fund invests.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed-, variable- or floating-rate of interest on the amount of money borrowed (the principal) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Conversely, when interest rates rise, the prices of debt securities generally fall. Certain debt securities have call features that allow the issuer to redeem their outstanding debts prior to final maturity. Depending on the call feature, an issuer may pre-pay its outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price. If an issuer redeems the debt securities prior to final maturity, the fund may have to replace these securities with lower yielding securities, which could result in a lower return. This is known as prepayment risk and is more likely to occur in a falling interest rate environment. In a rising interest rate environment, prepayment on outstanding debt securities is less likely to occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.
A change in a central bank’s monetary policy or economic conditions may lead to a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of debt securities in which the fund invests. Some debt securities, such as bonds with longer durations, are more sensitive to interest rate changes than others and may experience an immediate and considerable reduction in value if interest rates rise. Longer duration securities tend to be more volatile than shorter duration securities. As the values of debt securities in the fund’s portfolio adjust to a rise in interest rates, the fund’s share price may fall. In the event that the fund holds a large portion of its portfolio in longer duration securities when interest rates increase, the share price of the fund may fall significantly.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- and/or high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.” The market for these securities has historically been less liquid and more volatile than for investment-grade securities.
Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.

See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical rating organizations (NRSROs).
High-Yield Securities, also called lower quality bonds (junk bonds), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. Adverse economic developments could disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.
Also, the secondary market for high-yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high-yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which the fund purchased them.
Thus, high-yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high-yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect the fund’s NAV and investment practices, the secondary market value for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities.
Inflation-Protected Securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the Consumer Price Index (CPI) accruals as part of a semiannual coupon.
Inflation-protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation-protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.
The value of inflation-protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the expected rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (CPI-U), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by the U.S. Internal Revenue Service (IRS) to be taxable income in the year it occurs. The fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where the fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, the fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
International Bonds are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts (ADRs) and securities purchased on foreign securities exchanges, may subject the fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.
Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.
Loan Interests, and other direct debt instruments or interests therein, may be acquired by the fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution (Agent) for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (Collateral Bank), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. The fund may also acquire loan interests under which the fund derives its rights directly from the borrower. Such loan interests are separately enforceable by the fund against the borrower and all payments of interest and principal are typically made directly to the fund from the borrower. In the event that the fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. The fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan. The investment adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any loan interest. Credit ratings are typically assigned to loan interests in the same manner as with other fixed-income debt securities, and the investment adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a loan interest. The investment adviser also analyzes and evaluates the financial condition of the Agent and, in the case of loan interests in which the fund does not have privity with the borrower, those institutions from or through whom the fund derives its rights in a loan (Intermediate Participants).
In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions that are parties to the loan agreement. The fund will generally rely upon the Agent or Intermediate Participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement the fund has direct recourse against the borrower, the fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the loan interest usually does, but is often not obligated to, notify holders of loan interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to loan interests for which the Agent does not perform such administrative and enforcement functions, the fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the fund and the other holders pursuant to the applicable loan agreement.
A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of loan interests. However, if assets held by the Agent for the benefit of the fund were determined to be subject to the claims of the Agent’s general creditors, the fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.
Purchasers of loan interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the fund does not receive a scheduled interest or principal payment on such indebtedness, the fund’s share price and yield could be adversely affected. Loans that are fully secured offer the fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal.
However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

The loan interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular loan interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees (the Board). In such a situation, there is no guarantee that the fund will be able to sell such loan interests, which could lead to a decline in the value of the loan interests and the value of the fund’s shares.
Loan Participations. The fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the fund intends to invest may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the fund were determined to be subject to the claims of the agent bank’s general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the fund does not receive scheduled interest or principal payments on such indebtedness, the fund’s share price and yield could be adversely affected. Loans that are fully secured offer the fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.
The fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the fund bears a substantial risk of losing the entire amount invested.
The fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the fund and the corporate borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the investment adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the fund’s investment restriction relating to the lending of funds or assets by the fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the fund relies on the investment adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

Maturity of Investments will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as MBS and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The average portfolio maturity of the fund is dollar-weighted based upon the market value of the fund’s securities at the time of the calculation.
Stripped Securities are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed-income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping; the custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. There are two types of stripped securities: coupon strips, which refer to the zero coupon bonds that are backed by the coupon payments; and principal strips, which are backed by the final repayments of principal. Unlike coupon strips, principal strips do not accrue a coupon payment. They are sold at a discounted price and accrete up to par.
The fund may invest in U.S. Treasury bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest on zero coupon bonds is accrued and paid at maturity rather than during the term of the security. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because interest income is accrued throughout the term of the zero coupon obligation, but it is not actually received until maturity, a fund may have to sell other securities to pay dividends from accrued interest income prior to the maturity of the zero coupon obligation.
Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity of such securities. The discount reflects the current value of the deferred interest and is amortized as interest income over the life of the securities; it is taxable even though there is no cash return until maturity.
Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of the Separate Trading of Registered Interest and Principal of Securities (STRIPS) program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.
While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, i.e., the risk of subsequently investing the periodic interest payments at a lower rate than that of the security currently held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.
Variable- and Floating-Rate Debt Securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security’s value.
Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional and may be subject to termination if the issuer’s credit rating falls below investment grade or if the issuer fails to make payments on other debt. While most variable-rate demand securities allow a fund to exercise its demand rights at any time, some such securities may only allow a fund to exercise its demand rights at certain times, which reduces the liquidity usually associated with this type of security. There may also be a period of time between when the fund exercises its demand rights and when the demand feature provider is obligated to pay. The fund could suffer losses in the event that the demand feature provider, usually a bank, fails to meet its obligation to pay the demand.
Variable- and floating-rate debt securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate debt securities will not generally increase in value if interest rates decline. When a fund holds variable- or floating-rate debt securities, a decrease (or, in the case of inverse floaters, an increase) in market interest rates will adversely affect the income received from such securities, which may also impact the NAV of the fund’s shares.
Certain variable- and floating-rate debt securities are subject to rates that are tied to an interest rate. Some instruments in which the fund has invested are or were tied to forms of the London Interbank Offered Rate (LIBOR). LIBOR was the basic rate of interest used in lending transactions between banks on the London interbank market and has been widely used as a reference for setting the interest rate on loans globally. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. All such synthetic LIBOR settings are expected to be discontinued by September 30,

2024. When publication of applicable synthetic LIBOR settings ceases, any still outstanding instruments or investments using synthetic LIBOR settings are expected to transition to alternative floating rate benchmarks. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory requirements. As a result of legislative mechanisms and industry-wide efforts to replace LIBOR with alternative floating-rate benchmarks, LIBOR has been replaced with an alternative already in many instruments. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. The transition from LIBOR to alternative reference rates may result in operational issues for a fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Synthetic variable or floating rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust that also contains a liquidity facility. The trust issues two classes of receipts, one of which is a synthetic variable-rate demand obligation and one of which is an inverse-rate long-term obligation; each obligation represents a proportionate interest in the underlying bonds. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The synthetic variable-rate demand obligations, or floater receipts, grant the investors (floater holders) the right to require the liquidity provider to purchase the receipts at par, on a periodic (e.g., daily, weekly or monthly) basis. The trust receives the interest income paid by the issuer of the underlying bonds and, after paying fees to the trustee, remarketing agent and liquidity provider, the remaining income is paid to the floater holders based on the prevailing market rate set by the remarketing agent and the remaining (or inverse) amount is paid to the long-term investor. The trust is collapsed prior to the maturity of the bonds and the receipts holders may participate in any gain realized from the sale of the bonds at that time. In the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond, the liquidity facility provider may not be obligated to accept tendered floater receipts. In this event, the underlying bonds in the trust are priced for sale in the market and the proceeds are used to repay the floater and inverse receipt holders. If the receipts holders cannot be repaid in full from the sale of the underlying bonds then the bonds will be distributed to the receipts holders on a pro-rata basis, in which case the holders would anticipate a loss. Tender option bonds may be considered derivatives and are subject to the risk thereof.
The fund may invest in tender option bonds the interest on which will, in the opinion of bond counsel or counsel for the issuer of interests therein, be exempt from regular federal income tax. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a fund’s investment limitations.
Depositary Receipts, including ADRs as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere.
The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject the fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments; possible imposition of withholding taxes on income; possible seizure, nationalization or expropriation of foreign deposits; possible establishment of exchange controls; or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Please see the section titled “Foreign Securities” for more detail.
Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Derivative Instruments are commonly defined to include instruments or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies, or commodities. These “other assets” are commonly referred to as “underlying assets.”
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets. Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with the fund’s investment objective and permitted by the fund’s investment limitations, operating policies and applicable regulatory authorities.
The fund’s derivative instruments can create (i) leverage risk, which generally refers to the risk that derivatives transactions can magnify the fund’s gains and losses, (ii) market risk, which generally refers to the risk from potential adverse market movements in relation to the fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts fund returns and the fund’s obligations and exposures, (iii) counterparty risk, which generally refers to the risk that a counterparty on a derivatives transaction may not be willing or able to perform its obligations under the derivatives contract, and the related risks of having concentrated exposure to such a counterparty, (iv) liquidity risk, which generally refers to the risk involving the liquidity demands that derivatives transactions can create to make payments of margin, collateral, or settlement payments to counterparties, (v) operational risk, which generally refers to the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error and (vi) legal risk, which generally refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract. Certain of these risks are described in more detail as they apply to specific derivative instruments in the following sub-sections of this SAI.
Credit Default Swaps may be entered into for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.
The fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the fund in the event of a default.
Credit and Liquidity Supports or Enhancements may be employed by issuers or the fund to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic financial institutions. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. The investment adviser may rely on its evaluation of the credit and liquidity support provider in determining whether to purchase or hold a security enhanced by such a support. Changes in the credit quality of a support provider could cause losses to the fund.
Forward Contracts are sales contracts between a buyer (holding the “long” position) and the seller (holding the “short” position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.
Futures Contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodity Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges. Although positions are usually marked to market on a daily basis with an intermediary (executing broker), there remains a credit risk with the futures exchange.
The fund must maintain a small portion of its assets in cash to process shareholder transactions and to pay its expenses. To reduce the effect this otherwise uninvested cash would have on its performance, the fund may purchase futures contracts. Such transactions allow the fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. The fund may enter into futures contracts for other reasons as well.
When buying or selling futures contracts, the fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid assets, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin,” may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as “marking-to-market.” The initial margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage.
While the fund may purchase and sell futures contracts to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause the fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the fund incurs transaction costs (e.g., brokerage fees) when engaging in futures trading. To the extent the fund also invests in futures to simulate full investment, these same risks apply.
When interest rates are rising or securities prices are falling, the fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When interest rates are falling or prices are rising, the fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, the fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. The fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the fund has acquired or expects to acquire.
Futures contracts may require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time the fund seeks to close out a futures position. If the fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If the fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
Hybrid Instruments are a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a benchmark). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the fund. The fund will not invest more than 5% of its total assets in hybrid instruments.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Index Participations and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security’s representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. The fund will invest in index participation contracts only if a liquid market for them appears to exist.
Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks may be used by the fund. The fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. If the fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the fund’s portfolio securities. The fund generally retains the right to interest and principal payments on the security. Because the fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing.
The fund also may enter into mortgage dollar rolls, in which the fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the fund would forego principal and interest paid on the MBS during the roll period, the fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The fund also could be compensated through the receipt of fee income equivalent to a lower forward price. This transaction allows the fund to have the same price and duration exposure in the mortgage security while having the cash for the bonds for the given time period. The net effect is that the fund is able to maintain mortgage exposure while having the cash available to facilitate redemptions. Mortgage dollar roll transactions may be considered a borrowing by the fund.
The mortgage dollar rolls and reverse repurchase agreements entered into by the fund may be used as arbitrage transactions in which the fund will maintain an offsetting position in short duration investment-grade debt obligations. Since the fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to the fund than those associated with other types of leverage. There can be no assurance that the fund’s use of the cash it receives from a mortgage dollar roll will provide a positive return.
The fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund’s repurchase of the underlying security. The fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the fund’s forward commitment to repurchase the subject security.
Options Contracts generally provide the right, but not the obligation, to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.
A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date or dates in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer’s losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset, in part, by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call.
A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase. When the fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon the fund’s attempt to exercise the put, the fund may have to treat the security’s final maturity as its effective maturity. If that occurs, the security’s price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for the fund. This also could lengthen the fund’s overall average effective maturity. Standby commitments are types of puts.
The fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. In addition, the fund may purchase and sell foreign currency options and foreign currency futures contracts and related options. The fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” The fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If the fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by the fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.
The fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its total assets.
Derivatives Regulatory Matters. In October 2020, the SEC adopted a rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that rescinded and withdrew the guidance of the SEC and its staff regarding asset segregation and cover transactions previously applicable to the fund’s use of such transactions. The rule requires the fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (VaR) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the fund satisfies a “limited derivatives users” exception that is included in the rule. Under the rule, when the fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the fund’s securities lending activities. In addition, under the rule, the fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). The fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the fund to use derivatives, and reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors. The investment adviser cannot predict the effects of these regulations on the fund. The investment adviser intends to monitor developments and seeks to manage the fund in a manner consistent with achieving the fund’s investment objectives, but there can be no assurance that it will be successful in doing so.
The CFTC regulates the trading of commodity interests, including certain futures contracts, options, and swaps in which the fund may invest. A fund that invests in commodity interests will generally be subject to certain CFTC regulatory requirements if it is considered a “commodity pool.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended (CEA) has been filed, by the investment adviser, with respect to the fund’s operation. Therefore, the fund and its investment adviser are not subject to registration or regulation as a CPO under the CEA. If the fund’s investment adviser were no longer able to claim the exclusion, the fund’s investment adviser may be required to register as a CPO and the fund and its investment adviser would be subject to regulation as a CPO under the CEA. If the fund or its investment adviser is subject to CFTC regulation, it may incur additional expenses and/or may choose to make changes to its investment strategies.

Spread Transactions may be used for hedging or managing risk. The fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the fund does not own, but which is used as a benchmark. The risk to the fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.
Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.
Swap Agreements are contracts between two parties that involve an exchange of payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.
Swap agreements can be structured to increase or decrease the fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease the fund’s exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if the fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the fund’s exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of the fund’s investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from the fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from the fund, the fund must be prepared to make such payments when they are due. For swap agreements that are not traded through a futures commission merchant and cleared through a central clearinghouse, the fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.
In addition, the fund may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. The fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.
Certain standardized swaps are now subject to mandatory central clearing and exchange trading requirements. Unlike uncleared swaps, which are negotiated bilaterally and traded over-the-counter, cleared swaps must trade through a futures commission merchant and be cleared through a clearinghouse that serves as the central counterparty to the transaction. Depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which, once effective, may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Any type of swap agreement poses a risk for the fund and may cause it to lose money.
For purposes of applying the fund’s investment policies and restrictions (as stated in the fund’s prospectus and this SAI), swap agreements are generally valued by the fund at market value. In the case of a credit default swap sold by the fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a series of an open-end investment management company. The fund is a diversified mutual fund. When formed, the fund was sub-classified as a “non-diversified” fund, as defined in the 1940 Act. However, due to the fund’s principal investment strategy and investment process, it has historically operated as a “diversified” fund. Therefore, the fund will not operate in the future as a “non-diversified” fund without first obtaining shareholder approval, except as allowed pursuant to the 1940 Act and rules or interpretations thereof.
Emerging or Developing Markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.
The fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
In addition to the risks of investing in emerging market country debt securities, the fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. The fund may have limited recourse in the event of default on such debt instruments.
Investing in China involves certain additional risks and considerations not typically associated with investing in other more established economies or securities markets. China based companies that incorporate in the People’s Republic of China (PRC) can issue different classes of shares depending on where they are listed and which investors are allowed to own them. These are referred to as Class A Shares, Class B shares, and Class H shares, which are all renminbi-denominated shares that trade in different currencies depending on what stock exchange they are listed on. Class H Shares trade on the Hong Kong Stock Exchange, are quoted and traded in Hong Kong dollars, and have no restrictions on who can trade them. Class B Shares trade on either the Shanghai or Shenzhen stock exchanges and can only be traded by non-residents of the PRC or residents with appropriate foreign currency dealing accounts. They trade in U.S. dollars on the Shanghai exchange and in Hong Kong dollars on the Shenzhen exchange. Class A Shares trade on either the Shanghai or Shenzhen exchanges and are quoted in renminbi. Class A Shares may only be traded by residents of the PRC, or under the Qualified Foreign Institutional Investor (QFII) rules, or through the Stock Connect programs (Shanghai-Hong Kong or Shenzhen-Hong Kong). Finally, China based companies that are controlled by PRC residents or PRC state entities and have a majority of their revenue or assets in the PRC may incorporate outside the PRC and trade on an exchange outside the PRC in the currency of the exchange. These are referred to as “Red Chip” (Hong Kong), “P Chip” (Hong Kong), “S Chip” (Singapore), or “N Shares” (United States). The multiplicity of share classes and various restrictions on ownership, in addition to the ability of Chinese regulatory authorities and Chinese issuers to suspend trading and their willingness to exercise this option in response to market volatility and other events, can significantly impact liquidity and volatility of the Chinese market and the markets for Chinese securities. In addition, to the extent that the fund invests in China A Shares, there may be legal restrictions imposed by the PRC on the repatriation of assets or proceeds from the sale of China A Shares. Further, there are quotas on the amount China A Shares available either to QFIIs or through the Stock Connect programs. These quotas are applicable to the entire market, not to a specific fund, but they impact the ability of the fund to implement its investment strategy.
The fund may invest a portion of its assets in certain operating companies in China through legal structures known as variable interest entities (VIEs). In China, ownership of companies in certain sectors by non-Chinese individuals and entities (including U.S. persons and entities, such as the fund) is prohibited. To facilitate indirect foreign investment in these businesses, many Chinese companies have created VIE structures. In such an arrangement, a China-based operating company typically establishes a shell entity in another jurisdiction, such as the Cayman Islands. The shell company enters into service and other contracts with the China-based operating company, and then issues shares on an exchange (such as the New York Stock Exchange or the Hong Kong Stock Exchange). Non-Chinese investors hold stock in the shell entity rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. The contractual arrangements also permit the VIE to consolidate the China-based operating company into its financial statements.
Although VIE structures are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. As a result, investors face the risk that future actions by the Chinese government could significantly affect the China-based operating company’s financial performance and the enforceability of the VIE structure’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to this structure will be adopted (in each case either generally or with respect to specific industries, sectors or companies) and, if adopted, what impact they would have on the interests of shareholders in the VIE structure. Under extreme circumstances, China could prohibit the existence of VIE structures or limit a VIE structure’s ability to pass through economic and governance rights to non-Chinese individuals and entities. If the Chinese government takes action affecting VIE structures, the market value of the fund’s associated portfolio holdings in VIE structures would likely suffer significant, detrimental, and possibly permanent negative effects, which could result in substantial investment losses to the fund.
In addition, Chinese companies, including China-based operating companies listed on U.S. exchanges through a VIE structure, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies based in more developed countries. As a result, information about the Chinese securities and securities in the VIE structure in which the fund invests may be less reliable or complete than investments in other securities. Foreign companies listed on U.S. exchanges, including China-based operating companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board or other U.S. regulators. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the fund to transact in such securities and may increase the transaction costs of the fund if the fund is required to seek other markets in which to transact in those securities.
Investments involving a VIE structure may also pose additional risks because such investments are made through a company whose interests in the underlying China-based operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the contractual claims with respect to the China-based operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the VIE and its investors. Such legal uncertainty may also be exploited against the interests of the investors in the VIE structure. Further, the interests of the direct equity owners of the China-based operating company may conflict with the interests of the investors in the VIE structure, and the fiduciary duties of the officers and directors of the China-based operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the shell entity in which the fund invests.
Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, rights, depositary receipts, and certain interests in real estate investment trusts. (For more information on real estate investment trusts, please see the section titled “Real Estate Investment Trusts (REITs)” and for more information on depositary receipts, see the section titled “Depositary Receipts”).
Common Stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners. Common stocks are typically categorized by their market capitalization as large-, mid- or small-cap.
Preferred Stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, the fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.
Convertible Securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.
Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. Convertible securities are also rated below investment grade (high yield) or are not rated, and are subject to credit risk.
Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and the fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.
Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a conversion feature similar to convertible bonds, but do not have a maturity date. Due to their fixed-income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed-income component.
Real Estate Investment Trusts (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. The fund may also invest in REIT-like structures adopted by foreign countries.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Additionally, declines in the market value of a REIT may reflect not only depressed real estate prices, but may also reflect the degree of leverage utilized by the REIT.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than — and at times will perform differently from — large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of the fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act and CFTC regulations.
Rights and Warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Initial Public Offering (IPO). The fund may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. The fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (MLPs) are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (minimum quarterly distributions). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The fund may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
Business Development Companies (BDCs) are closed-end investment companies that have elected to be BDCs under the 1940 Act and are taxed as regulated investment companies (RICs) under the Internal Revenue Code. BDCs operate as venture capital companies and typically invest in, lend capital to, and provide significant managerial assistance to developing private companies or thinly-traded public companies. Under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of privately-held U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals 150% or 200%, as applicable.

BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (junk bonds). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s NAV (for more information on BDCs, see the section titled “Securities of Other Investment Companies”).
Small-Cap Stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.
These factors and others may cause sharp changes in the value of a small-cap company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.
Mid-Cap Stocks include common stocks issued by operating companies with market capitalizations that place them between the upper and lower end of the stock market, as well as the stocks of companies that are determined to be midsized based on several factors, including the capitalization of the company and the amount of revenues. REITs and other real estate companies may be small- to medium-sized companies in relation to the equity markets as a whole. Historically, mid-cap stocks have been riskier than large-cap stocks. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of mid-sized companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid-cap stocks fall behind other types of investments — large-cap stocks, for instance — the fund’s mid-cap holdings could reduce performance.
Mid-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Mid-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively smaller management group. In addition, mid-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Mid-cap company stocks may pay low or no dividends. These factors and others may cause sharp changes in the value of a mid-cap company’s stock, and even cause some mid-cap companies to fail. While mid-cap stocks are generally considered to offer greater growth opportunities for investors than large-cap stocks, they involve greater risks and the share price of a fund that invests in mid-cap stocks may change sharply during the short term and long term.
Exchange-Traded Funds (ETFs) are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (UITs). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ NAV. Market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to various factors including changes in the ETF’s NAV, the value of ETF holdings, and supply of and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to their NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) their NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
Foreign Currency Transactions. The fund may invest in foreign currency-denominated securities, purchase and sell foreign currency options and foreign currency futures contracts and related options and engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (forwards) with terms generally of less than one year. The fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

The fund may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.
The fund may engage in forward foreign currency exchange options and contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, the fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities the fund expects to purchase).
Buying and selling foreign currency exchange options and contracts involves costs and may result in losses. The ability of the fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund’s holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause the fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. The fund’s transactions in foreign currency exchange contracts may cause a portion of the fund’s distributions to constitute returns of capital for tax purposes. To the extent a foreign currency transaction involves a derivatives instrument, the risks discussed under “Derivative Instruments”, above, also will apply.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the fund to benefit from favorable fluctuations in relevant foreign currencies.
Forwards will be used primarily to adjust the foreign exchange exposure of the fund and the fund might be expected to enter into such contracts under the following circumstances:
Lock In. When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge. If a particular currency is expected to decrease against another currency, the fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund’s portfolio holdings denominated in the currency sold.
Direct Hedge. If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that the fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the fund would benefit from an increase in value of the bond.
Proxy Hedge. The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging. When the fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the fund’s NAV per share.
Tax Consequences of Hedging. Under applicable tax law, the fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although the fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid by the fund are classified as capital gains or ordinary income.
Foreign Securities. Investments in foreign securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. The fund’s investments in foreign securities may include REITs domiciled in a foreign jurisdiction but which are listed on a U.S. exchange, as well as REITs generally available in foreign markets. The fund may invest in U.S. dollar-denominated securities issued by foreign institutions or securities that are subject to credit or liquidity enhancements provided by foreign institutions. Foreign institutions may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements that are comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, a compromise in public health and safety, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of the foreign securities issued or supported by foreign institutions. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, currency blockage, the imposition of sanctions and other similar measures, change of government, or war could affect the value of foreign investments. Additionally, a country could experience a public health threat, such as an infectious illness which could reduce consumer demand or economic output and/or result in market closures, travel restrictions or quarantines, all of which could affect the value of that country’s securities and impact global markets. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against the foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of the fund, and its ability to meet a large number of shareholder redemption requests.
In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent the fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact the fund’s liquidity and performance. As a result, such restrictions may limit the fund’s ability to meet a large number of shareholder redemption requests.
International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on the fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the fund may hold cash investments in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause the fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the fund.
During the 2008-2009 global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Due to the economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries.
The risk of investing in Europe may be heightened due to steps taken by the United Kingdom (UK) to exit the European Union (EU). On January 31, 2020, the UK officially withdrew from the EU. On May 1, 2021, the EU-UK Trade and Cooperation Agreement (TCA) took effect and now governs certain aspects of the EU’s and the UK’s relationship, many of which are still to be determined, including those related to financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the UK’s withdrawal from the EU. The impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, and companies that conduct a significant amount of business in the UK or Europe may experience lower revenue and/or profit growth, all of which may adversely affect the value of the fund’s investments. Brexit also may cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.
As the fund may hold investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm the fund’s performance.
Illiquid Securities or Investments means any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity of the fund’s investments is monitored under the supervision and direction of the Board and is governed by the 1940 Act and rules promulgated thereunder, which provide that a fund may not acquire any illiquid investments if, immediately after the acquisition, the fund would have invested more than 15% of the fund’s net assets in illiquid investments. Investments currently not considered liquid include, among others, repurchase agreements not maturing within seven days that are not subject to a demand feature of seven days or less and certain restricted securities. Any investment may become illiquid at times of market dislocation.
Inflation/Deflation Risk. The fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from the fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the fund’s assets.
Interfund Borrowing and Lending. The SEC has granted an exemption to the fund that permits the fund to borrow money from and/or lend money to other funds in the Fund Complex as defined under “Management of the Funds.” All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board.
Large Transaction Risk. Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in a fund or large redemptions by several shareholders may impact the fund’s liquidity and NAV. These redemptions may also force a fund to sell securities when it would not otherwise do so, which could result in a loss to the fund, negative impact to the fund’s brokerage costs, acceleration of the realization of taxable income if sales of securities result in capital gains or other income (which particularly would impact shareholders who do not hold their fund shares in an IRA, 401(k) plan or other tax-advantaged investment plan), or higher portfolio turnover. Investors should consider whether the fund is an appropriate investment in light of their current financial position and goals.
Market Disruptions Risk. The fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, epidemics and pandemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the fund to lose value. These events can also impair the technology and other operational systems upon which the fund’s service providers, including Schwab Asset Management as the fund’s investment adviser, rely, and could otherwise disrupt the fund’s service providers’ ability to fulfill their obligations to the fund.
A widespread health crisis, such as an infectious disease outbreak, epidemic or pandemic, could cause substantial market volatility, securities exchange suspensions, restrictions or closures, and other deleterious effects, any of which could disrupt fund operations and adversely affect fund performance. For example, the outbreak of COVID-19, a novel coronavirus disease, caused volatility, severe market dislocations and liquidity constraints in many markets, including those in which the fund invests. Efforts to contain the spread of infectious disease could result in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that could have negative economic effects. Such disruptions could lead to instability in the market place, including losses and overall volatility. Future health crises could adversely affect economies, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

War, terrorism and related responses and events could cause substantial market volatility, disrupt fund operations and adversely affect fund performance. For example, Russia’s military invasion of Ukraine in February 2022, responses by the United States and other countries to the invasion and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals that, among other restrictions, prohibit companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. Additionally, armed conflict between Israel and Hamas and other militant groups in the Middle East and related events could cause significant market disruptions and volatility. These events and other similar events could negatively affect the fund’s performance.
U.S. and global markets have experienced increased volatility in past years, including as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the fund and issuers in which it invests. For example, if a bank in which the fund or an issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the fund and issuers in which it invests.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, market closures, changes in interest rates, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.
To satisfy any shareholder redemption requests during periods of extreme volatility, it is more likely the fund may be required to dispose of portfolio investments at inopportune times or prices.
Money Market Securities are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker’s acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker’s acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.
Money market securities pay fixed-, variable- or floating-rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately; these puts, which are sometimes called demand features or guarantees, are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When the fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.
The fund may keep a portion of its assets in cash for business operations. The fund may invest in money market securities to reduce the effect this otherwise uninvested cash would have on its performance. The fund may also invest in money market securities to the extent it is consistent with its investment objective.
Banker’s Acceptances or Notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The fund will invest only in banker’s acceptances of banks that have capital, surplus and undivided profits in the aggregate in excess of $100 million.
Certificates of Deposit or Time Deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. The fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in the aggregate, in excess of $100 million.
Commercial Paper consists of short term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

Fixed Time Deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The fund will not invest in fixed time deposits that (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements a fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short, from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Certain repurchase agreements a fund may enter into may or may not be subject to an automatic stay in bankruptcy proceedings. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
Mortgage-Backed Securities   and other Asset-Backed Securities (ABS) may be purchased by the fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (Ginnie Mae) and the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac).
The National Housing Act authorized Ginnie Mae to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (FHA) or guaranteed by the U.S. Department of Veterans Affairs. The Ginnie Mae guarantee is backed by the full faith and credit of the U.S. government. Ginnie Mae is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.
Freddie Mac was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. Fannie Mae was established in 1938 to create a secondary market in mortgages the FHA insures. Securities issued by Freddie Mac and Fannie Mae are not backed by the full faith and credit of the U.S. government.
For more information on securities issued by Fannie Mae and Freddie Mac, see “U.S. Government Securities.” On June 3, 2019, under the “Single Security Initiative” undertaken by the Federal Housing Finance Agency (FHFA) seeking to maximize the liquidity for both Fannie Mae and Freddie Mac MBS in the “to-be-announced” (TBA) market, Fannie Mae and Freddie Mac started issuing uniform MBS (UMBS) in place of their previous offerings of TBA-eligible MBS. While the initial effects of the issuance of UMBS on the market for MBS and on a fund’s ability to invest in UMBS have been minimal, the long-term effects of the Single Security Initiative are uncertain.
Asset-backed Securities have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations.
Collateralized Debt Obligations. The fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the fund’s prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Commercial Mortgage-Backed Securities (CMBS) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Collateralized Mortgage Obligations (CMO) are a hybrid between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams as well as private issuers.
CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., A, B, C, Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If the fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.
While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO’s generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.
CMO Residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (IO) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the 1933 Act). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the fund’s limitations on investment in illiquid securities.
Stripped Mortgage-Backed Securities (SMBS) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Under certain circumstances these securities may be deemed “illiquid” and subject to the fund’s limitations on investment in illiquid securities.
Non-Publicly Traded Securities and Private Placements.  The fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the fund may be required to bear the expenses of registration.
Real Estate Investments. The fund invests in securities of real estate companies and other companies related to the real estate industry. Real estate companies include U.S. and non-U.S. issuers that in the opinion of the investment adviser derive at least 50% of their revenues or profits from the ownership, construction, development, financing, management, servicing, sale or leasing of commercial, industrial or residential real estate or have 50% of their total assets in real estate. Companies related to the real estate industry include companies whose products and services pertain to the real estate industry, such as mortgage lenders and mortgage servicing companies. The fund may invest a significant portion of its assets in REITs.
Real Estate Operating Companies (REOCs) are corporations that engage in the ownership, development, management or financing of real estate. REOCs include, for example, developers, brokers and building suppliers. REOCs are publicly traded real estate companies that have chosen not to be taxed as REITs. Because REOCs reinvest earnings rather than distribute dividends to unit holders, they do not get the same benefits of lower corporate taxation that are a common characteristic of REITs. The value of the fund’s REOC securities generally will be affected by the same factors that adversely affect a REIT.
Although the fund does not invest directly in real estate, concentration in securities of companies that are principally engaged in the real estate industry exposes the fund to special risks associated with the direct ownership of real estate, and an investment in the fund will be closely linked to the performance of the real estate markets. These risks may include, but are not limited to, the following: declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn; reduced demand for real estate-related services; changes in financing terms that may render the sale or refinancing of properties difficult or unattractive; reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses; the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis at all; increasing competition, including for real estate and related services and technology; increases in property taxes and operating expenses; changes in zoning regulations and related costs; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values; and changes in interest rates. If the fund’s real estate-related investments are concentrated in one geographic area or in one property type, the fund will be particularly subject to the risks associated with that area or property type or related real estate conditions. Similarly, real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also particularly subject to risks affecting such industries and regions or related real estate conditions. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of the real estate investments.
Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities, such as Section  4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund’s portfolio may be increased if such securities become illiquid.
Securities Lending of portfolio securities is a common practice in the securities industry. The fund may engage in security lending arrangements. When the fund is lending portfolio securities, the fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, including cash collateral funds, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to recall such securities promptly may be unsuccessful, especially for foreign securities. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral.
The fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other permitted instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive payments in lieu of any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the fund, it is expected that the fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
To the extent the fund participates in securities lending under the current securities lending agreements with unaffiliated lending agents, costs and expenses, including agent fees, associated with securities lending activities under the securities lending program paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of the lending revenue is paid to or retained by Schwab Asset Management or any affiliate of Schwab Asset Management.
Securities of Other Investment Companies and those issued by foreign investment companies may be purchased and sold by the fund. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.
Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one acquired investment company (acquired fund), (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of acquired funds as a group and (iii) not more than 3% of the outstanding voting stock of any one acquired fund will be owned by the fund.

Funds in which the fund also may invest include unregistered or privately-placed funds, such as hedge funds and off-shore funds, and unit investment trusts. Hedge funds and off-shore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds may have greater ability to make investments or use investment techniques that offer a higher degree of investment return, such as leveraging, which also may subject their fund assets to substantial risk to the investment principal. These funds, while not regulated by the SEC like mutual funds, may be indirectly supervised by the sources of their assets, which tend to be commercial and investment banks and other financial institutions. Investments in these funds also may be more difficult to sell, which could cause losses to the fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as one month or one year. This means investors would not be able to sell their shares of a hedge fund until such time has passed. The fund is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.
Rule 12d1-4 allows the fund to acquire shares of an acquired fund in excess of the limitations currently imposed by the 1940 Act. Fund of funds arrangements relying on Rule 12d1-4 will be subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a subadviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. To the extent the fund is an acquired fund, the limitations placed on acquired funds under Rule 12d1-4 may impact the investments made by the fund.
Short Sales may be used by the fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, the fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which the fund sells a security it does not own. To complete such transaction, the fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, the fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until the fund replaces the borrowed securities.
The fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If the fund sells securities short “against the box,” it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
The fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities.
Temporary Defensive Strategies. During unusual economic or market conditions or for temporary or defensive or liquidity purposes. The investment strategies for the fund are those that the fund uses during normal circumstances. The fund may invest up to 100% of its assets in cash, cash equivalents and other short-term investments for temporary or defensive purposes. The fund may utilize such tactics when the investment adviser believes that market or economic interests are unfavorable for investors. Under such circumstances, the fund may not achieve its investment objective.
Trust Preferred Securities. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities may have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes.
Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made. In turn, interest payments on the underlying obligations are dependent on the financial condition of the parent corporation and may be deferred for up to five years. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

The price of trust preferred securities prices may fluctuate for several reasons including changes in investor’s perception of the financial condition of an issuer, the general condition of the market for trust preferred securities, and when political, regulatory or economic events affecting the issuers occur. Trust preferred securities are also (a) sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment, and (b) subject to the risk that they may be called for redemption in a falling interest rate environment.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by the Fannie Mae, Freddie Mac, the Student Loan Marketing Association (Sallie Mae) and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Securities issued by other issuers are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities; however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
In September 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase up to 1,000,000 shares of senior preferred stock with an aggregate initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a government-sponsored enterprise (GSE) in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. Under the current arrangement, the GSEs have a maximum amount of funding available to them which will be reduced by any future draws. There is a risk that if a GSE experiences a loss in any fiscal quarter that results in the GSE having a negative net worth that is greater than the amount available under the U.S. Treasury’s funding commitment that the FHFA could place the GSE in receivership. In addition, each GSE may only retain a certain amount of its profits at the end of each fiscal quarter and the U.S. Treasury’s liquidation preference will increase in an amount equal to any increase in a GSE’s net worth up to a certain amount. The SPAs contain various covenants that severely limit each enterprise’s operations.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause the fund’s investments to lose value.
A default by the U.S. government on a portfolio investment could cause the fund’s share price or yield to fall. The risk of default on U.S. government securities may be heightened when there is uncertainty relating to negotiations in the U.S. Congress over increasing the statutory debt ceiling or periodic legislation to fund the government. If the U.S. Congress is unable to negotiate an increase to the statutory debt ceiling or pass legislation to fund the government, the U.S. government may default on certain U.S. government securities including those held by the fund, which could have an adverse impact on the fund. In August 2011, the long-term credit rating of the U.S. government was downgraded by a major rating agency as a result of concern about the U.S. government’s budget deficit and rising debt burden. More recently, in August 2023, another major rating agency downgraded the long-term credit rating of the U.S. government due to a combination of expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers. Similar downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. It is possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.
INVESTMENT LIMITATIONS AND RESTRICTIONS
The following investment limitations are fundamental investment policies and restrictions and may be changed only by vote of a majority of the fund’s outstanding voting securities.
(1)
The fund will concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The fund will concentrate its investments in securities of companies engaged in, and related to, the real estate industry.
The fund may not:
(1)
(i) Purchase or sell commodities, commodities contracts, real estate; (ii) lend or borrow, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted (or not prohibited) by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Borrowing. The 1940 Act presently allows the fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 ⅓% of its total assets (not including temporary borrowings).
Concentration. The SEC has presently defined concentration as investing more than 25% of an investment company’s net assets in an industry or group of industries, with certain exceptions, such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.
Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.
Lending. Under the 1940 Act, the fund may only make loans if expressly permitted by its investment policies. The fund’s non-fundamental investment policy on lending is set forth below.
Underwriting. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.
Real Estate. The 1940 Act does not directly restrict the fund’s ability to invest in real estate, but does require every fund to have a fundamental investment policy governing such investments. The fund has adopted a fundamental policy that would permit direct investment in real estate. However, the fund has adopted a non-fundamental investment policy that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund’s Board.
Senior Securities. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are entered into in accordance with the conditions to applicable SEC requirements.
The following are non-fundamental investment policies and restrictions and may be changed by the Board.
The fund may not:
(1)
Sell securities short except as in accordance with current SEC rules and interpretations.
(2)
Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
(3)
Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 ⅓% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
(4)
Lend any security or make any other loan if, as a result, more than 33 ⅓% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(5)
Purchase or sell commodities, commodity contracts or real estate; provided that the fund may (i) (a) invest in securities of companies that own or invest in real estate or are engaged in the real estate business, including REITs, REIT-like structures and securities secured by real estate or interests therein and (b) the fund may hold and sell real estate or mortgages acquired on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund’s ownership of such securities; (ii) purchase or sell commodities contracts on financial instruments, such as futures contracts, options on such contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in total assets or net assets, as applicable, or other circumstances does not require the fund to sell an investment if it could not then make the same investment.
MANAGEMENT OF THE FUND
The fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the fund. The trustees met five times during the most recent fiscal year.

Certain trustees are “interested persons.” A trustee is considered an interested person (Interested Trustee) of the Trust under the 1940 Act if he or she is an officer, director, or an employee of Schwab Asset Management or Charles Schwab & Co., Inc. (Schwab or the distributor). A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation (CSC), a publicly traded company and the parent company of Schwab Asset Management and Schwab.
As used herein, the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust which, as of June 21, 2024, included 106 funds. As used herein, the term “Schwab Funds” refers collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; and the term “Schwab ETFs” refers to Schwab Strategic Trust.
Each of the officers and/or trustees serves in the same capacity, unless otherwise noted, for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The tables below provide information about the trustees and officers for the Trust, which includes the fund in this SAI. The address of each individual listed below is 211 Main Street, San Francisco, CA 94105.
Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016-Sept. 2019), Principal Funds (investment management).	106	Director (2016‑2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	106	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	106	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	106	Director (2004‑present), Corcept Therapeutics Incorporated Director (2009‑2021), Adamas Pharmaceuticals, Inc. Director (2003‑2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018-present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009-2017), CareGroup Healthcare System, Inc. (healthcare).	106	None
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008-present), Patmore Management Consulting (management consulting).	106	None

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(1))	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006-2018), BNY Mellon (financial services).	106	None
INTERESTED TRUSTEES
Walter W. Bettinger II(2) 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Co-Chairman of the Board (July 2022-present), Director and Chief Executive Officer (Oct. 2008-present) and President (Feb. 2007-Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008-Oct. 2021) and Director (May 2008-Oct. 2021), Charles Schwab & Co., Inc.; Co-Chairman of the Board (July 2022-present) and Director (Apr. 2006-present), Charles Schwab Bank, SSB; Co-Chairman of the Board (July 2022-present) and Director (Nov. 2017-present), Charles Schwab Premier Bank, SSB; Co-Chairman of the Board (July 2022-present) and Director (July 2019-present), Charles Schwab Trust Bank; Director (May 2008-present), Chief Executive Officer (Aug. 2017-present) and President (Aug. 2017-Nov. 2021), Schwab Holdings, Inc.; Manager (Sept. 2023-present), TD Ameritrade Holding LLC; Director (Oct. 2020-Aug. 2023), TD Ameritrade Holding Corporation; Director (July 2016-Oct. 2021), Charles Schwab Investment Management, Inc.	106	Director (2008‑present), The Charles Schwab Corporation
Richard A. Wurster(2) 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	President (Oct. 2021-present) and Executive Vice President – Schwab Asset Management Solutions (Apr. 2019-Oct. 2021), The Charles Schwab Corporation; President, Director (Oct. 2021-present), Executive Vice President – Schwab Asset Management Solutions (July 2019-Oct. 2021) and Senior Vice President – Advisory (May 2016-July 2019), Charles Schwab & Co., Inc.; President (Nov. 2021-present), Schwab Holdings, Inc.; Director (Oct. 2021-present) and Chief Executive Officer (Nov. 2019-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Mar. 2018-Oct. 2022), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (July 2016-Apr. 2018) and President (Mar. 2017-Apr. 2018), ThomasPartners, Inc.; Chief Executive Officer (July 2016-Apr. 2018), Windhaven Investment Management, Inc.	106	None
Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(3))	Principal Occupations During the Past Five Years
OFFICERS
Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Chief Executive Officer (Jan. 2022-present), President (Oct. 2023-present), Chief Investment Officer (Apr. 2011-present) and Senior Vice President (Apr. 2011-Jan. 2022), Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022-present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Sept. 2023-present), President (Oct. 2023-present), Chief Investment Officer (June 2011-present) and Vice President (June 2011-Sept. 2023), Schwab Funds, Laudus Trust and Schwab ETFs.
Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Chief Operating Officer (Dec. 2020-present) and Treasurer and Chief Financial Officer (Jan. 2016-Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial Officer (Mar. 2020-present), Chief Operating Officer (Oct. 2023-present), Managing Director (Mar. 2023-present) and Vice President (Oct. 2013-Mar. 2023), Charles Schwab Investment Management, Inc.

Name, Year of Birth, and Position(s) with the Trust (Term of Office and Length of Time Served(3))	Principal Occupations During the Past Five Years
OFFICERS
Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2023)	Treasurer and Chief Financial Officer (Jan. 2023-present) and Assistant Treasurer (Dec. 2015-Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023-present), Vice President (Mar. 2022-Mar. 2023) and Director (Oct. 2015-Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (Apr. 2022-May 2022), Charles Schwab & Co., Inc.
Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Chief Investment Officer (Oct. 2023-present) and Vice President (Feb. 2018-present), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023-present), Chief Investment Officer (Oct. 2023-present), and Senior Vice President (Oct. 2012-Mar. 2023), Charles Schwab Investment Management, Inc.
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Managing Director (Mar. 2023-present), Senior Vice President (Jan. 2020-Mar. 2023) and Chief Investment Officer (Jan. 2020-present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021-present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018-Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001-Apr. 2018), ThomasPartners, Inc.
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Chief Legal Officer (Mar. 2022-present), Managing Director (Mar. 2023-present) and Vice President (Sept. 2005-Mar. 2023), Charles Schwab Investment Management, Inc.; Managing Director (May 2022-present) and Vice President (Aug. 2005-May 2022), Charles Schwab & Co., Inc.; Vice President (Dec. 2005-present) and Chief Legal Officer and Clerk (Mar. 2007-present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President (Nov. 2005-Oct. 2021) and Assistant Secretary (June 2007-Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021-present), Vice President and Assistant Secretary (Oct. 2009-Oct. 2021), Schwab ETFs.

(1)
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.

(2)
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of CSC, the parent company of Schwab Asset Management, the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc., the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.

(3)
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Leadership Structure
The Chairman of the Board, Walter W. Bettinger II, is Chief Executive Officer and a member of the Board of Directors of CSC and an interested person of the Trust as that term is defined in the 1940 Act. The Board is comprised of a super-majority (78 percent) of trustees who are not interested persons of the Trust (i.e., independent trustees). There are three primary committees of the Board: the Audit, Compliance and Valuation Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is currently comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The independent trustees meet regularly in executive session without management. While the Board does not have single lead independent trustee, the chair of the Governance Committee leads executive sessions held by the independent trustees and coordinates responses from the independent trustees to management. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the Trust constitute a super-majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
Board Oversight of Risk Management
Like most investment companies, fund management and its other service providers have responsibility for day-to-day risk management for the fund. The Board’s duties, as part of its risk oversight of the Trust, consist of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the Trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of the fund’s portfolio. The Audit, Compliance and Valuation Committee meets with the fund’s Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the Trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
The Board recognizes that not all risks that may affect the fund can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the fund, its management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s investment objective. As a result of the foregoing and other factors, the fund’s ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Trust, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
The Board has concluded that Mr. Beer should serve as trustee of the Trust because of the experience he gained serving as director, president and chief executive officer of Principal Funds and his knowledge and experience in the investment management industry.
The Board has concluded that Mr. Bettinger should serve as trustee of the Trust because of the experience he gained as president and chief executive officer of The Charles Schwab Corporation, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Schwab Funds since 2008, the Schwab ETFs since 2009, and the Laudus Trust since 2010.
The Board has concluded that Mr. Burns should serve as trustee of the Trust because of the experience he gained as managing director of Pacific Investment Management Company, LLC (PIMCO) and president of PIMCO Funds as well as the experience he has gained serving as trustee of the Schwab ETFs since 2009, and the Schwab Funds and Laudus Trust since 2016.
The Board has concluded that Ms. Heller should serve as trustee of the Trust because of the experience she gained as president of TIAA Charitable and as senior managing director at TIAA, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2018.
The Board has concluded that Mr. Mahoney should serve as trustee of the Trust because of the experience he gained serving as trustee of the Schwab Funds and Laudus Trust since 2011 and Schwab ETFs since 2016, as co-chief executive officer of McKesson Corporation, and his service on other public company boards.
The Board has concluded that Ms. Moncreiff should serve as trustee of the Trust because of the experience she gained as chief investment officer of CareGroup Healthcare System, the experience she has gained serving on other non-public company boards, her knowledge of and experience in the financial services industry, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2019.
The Board has concluded that Ms. Patmore should serve as trustee of the Trust because of the experience she gained serving as chief financial officer and executive vice president of First Data Corporation, her knowledge of and experience in management consulting, as well as the experience she has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2016.
The Board has concluded that Mr. Penn should serve as trustee of the Trust because of the experience he gained as head of equity sales and trading of BNY Mellon and his knowledge of and experience in the financial services industry, as well as the experience he has gained serving as trustee of the Schwab Funds and Schwab ETFs since 2021.
The Board has concluded that Mr. Wurster should serve as trustee of the Trust because of the experience he gained leading investment advisory firms and organizations, including Schwab Asset Management, and his knowledge of and experience in the investment management industry.
Trustee Committees
The Board has established certain committees and adopted Committee charters with respect to those committees, each as described below:
●
The Audit, Compliance and Valuation Committee reviews the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and the Trust’s overall system of internal controls. The Audit, Compliance and Valuation Committee also reviews and evaluates the qualifications, independence and performance of the Trust’s independent auditors, and the implementation and operation of the Trust’s valuation policy and procedures. This Committee is comprised of at least three independent trustees and currently has the following members: Kimberly S. Patmore (Chair), Michael J. Beer and J. Derek Penn. The Committee met four times during the most recent fiscal year.

●
The Governance Committee reviews and makes recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of trustees. The Governance Committee is responsible for selecting and nominating candidates to serve as trustees. The Governance Committee does not have a written policy with respect to consideration of candidates for trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the Trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. This Committee is comprised of at least three independent trustees and currently has the following members: David L. Mahoney (Chair), Robert W. Burns and Kimberly S. Patmore. The Committee met four times during the most recent fiscal year.
●
The Investment Oversight Committee reviews the investment activities of the Trust and the performance of the fund’s investment adviser. This Committee is comprised of at least three trustees (at least two-thirds of whom shall be independent trustees) and currently has the following members: Jane P. Moncreiff (Chair), Robert W. Burns, Nancy F. Heller and David L. Mahoney. The Committee met four times during the most recent fiscal year.
Trustee Compensation
The following table provides trustee compensation for the fiscal year ended February 29, 2024, earned with respect to the fund and the Fund Complex. Trustee compensation for the fund is paid by the investment adviser.
Name of Trustee	Aggregate Compensation from the Fund in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Fund Complex Paid to Trustees
INTERESTED TRUSTEES
Walter W. Bettinger II	None	N/A	None
Richard A. Wurster	None	N/A	None
INDEPENDENT TRUSTEES
Michael J. Beer	$1,430	N/A	$345,000
Robert W. Burns	$1,430	N/A	$345,000
Nancy F. Heller	$1,430	N/A	$345,000
David L. Mahoney	$1,534	N/A	$370,000
Jane P. Moncreiff	$1,534	N/A	$370,000
Kimberly S. Patmore	$1,534	N/A	$370,000
J. Derek Penn	$1,430	N/A	$345,000
Securities Beneficially Owned By Each Trustee
The following table provides each trustee’s equity ownership of the fund and ownership of all registered investment companies overseen by each trustee in the Family of Investment Companies as of December 31, 2023.
Name of Trustee	Dollar Range of Trustee Ownership of the Fund Included in the SAI		Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INTERESTED TRUSTEES
Walter W. Bettinger II	Schwab Global Real Estate Fund	None	Over $100,000
Richard A. Wurster	Schwab Global Real Estate Fund	None	Over $100,000
INDEPENDENT TRUSTEES
Michael J. Beer	Schwab Global Real Estate Fund	None	Over $100,000
Robert W. Burns	Schwab Global Real Estate Fund	None	Over $100,000
Nancy F. Heller	Schwab Global Real Estate Fund	None	Over $100,000
David L. Mahoney	Schwab Global Real Estate Fund	None	Over $100,000
Jane P. Moncreiff	Schwab Global Real Estate Fund	None	Over $100,000
Kimberly S. Patmore	Schwab Global Real Estate Fund	None	Over $100,000
J. Derek Penn	Schwab Global Real Estate Fund	None	None
As of December 31, 2023, none of the independent trustees or their immediate family members owned beneficially or of record any securities of Schwab Asset Management or Schwab, or any sub-advisers or the distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Schwab Asset Management or Schwab or any sub-advisers or the distributor of the funds.

Deferred Compensation Plan
Independent trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.
Code of Ethics
The fund, the investment adviser and Schwab have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or advisory representatives of the fund or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of May 24, 2024, the officers and trustees of the Trust, as a group, owned, of record or beneficially, less than 1% of the outstanding voting securities of the fund.
As of May 24, 2024, the following persons or entities owned, of record or beneficially, 5% or more of the outstanding voting securities of the fund (a shareholder’s or an entity’s address will be listed once at the first mention and not repeated for future entries):
Fund	Name and Address	Percent of Ownership
Schwab Global Real Estate Fund	Charles Schwab & Co., Inc. FBO Customers Attn: Schwab Funds Team N. 3000 Schwab Way Westlake, TX 76262	97.96%
	Schwab Target 2040 Fund 211 Main St. San Francisco, CA 94105	19.54	%(1)
	Schwab Target 2030 Fund 211 Main St. San Francisco, CA 94105	13.35	%(1)
	Schwab Target 2035 Fund 211 Main St. San Francisco, CA 94105	9.39	%(1)
	Schwab Target 2050 Fund 211 Main St. San Francisco, CA 94105	5.82	%(1)
	Schwab Target 2045 Fund 211 Main St. San Francisco, CA 94105	5.55	%(1)

(1)
These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in the table.

Persons who beneficially own more than 25% of the fund may be deemed to control the fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of CSC, 211 Main Street, San Francisco, CA 94105, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the Trust. Schwab is an affiliate of Schwab Asset Management and is the Trust’s distributor. Charles R. Schwab is the founder, Chairman and Director of CSC. As a result of his ownership of and interests in CSC, Mr. Schwab may be deemed to be a controlling person of Schwab Asset Management and Schwab.

Advisory Agreement
The continuation of the fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the Advisory Agreement or “interested persons” of any party (independent trustees), cast in person, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, at a meeting called for the purpose of voting on such approval.
Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trust and Schwab Asset Management with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Schwab Asset Management, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.
Effective June 27, 2022, for its advisory and administrative services to the fund, Schwab Asset Management is entitled to receive an annual fee, payable monthly, based on the fund’s average daily net assets equal to 0.50%.
Prior to June 27, 2022, for its advisory and administrative services to the fund, Schwab Asset Management was entitled to receive an annual fee, payable monthly, based on the fund’s average daily net assets equal to 0.77%.
The following table shows the net advisory fees paid by the fund and gross fees reduced by the fund for the past three fiscal years. The figures in the “net fees paid” row represent the actual amounts paid to Schwab Asset Management, which include the effect of any reductions due to the application of the fund’s contractual expense limitation agreement. The figures in the “gross fees reduced by” row represent the amount, if any, the advisory fees payable to the investment adviser were reduced due to the application of the fund’s contractual expense limitation agreement.
Fund		2024	2023	2022
Schwab Global Real Estate Fund	Net fees paid	$1,432,498	$1,765,282	$2,309,399
	Gross fees reduced by	$0	$92,068	$166,314
Effective June 27, 2022, Schwab Asset Management and its affiliates have agreed to limit the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.75% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the Board.
Prior to June 27, 2022, Schwab Asset Management and its affiliates had agreed to limit the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 1.05% for so long as the investment adviser served as the adviser to the fund.
The amount of the expense cap is determined in coordination with the Board, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of the fund. The expense cap is not intended to cover all fund expenses, and the fund’s expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as REITs and other investment companies, that are held by the fund, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.
Distributor
Pursuant to a Second Amended and Restated Distribution Agreement between Schwab and the Trust, Schwab, located at 3000 Schwab Way, Westlake, TX 76262, is the principal underwriter for shares of the fund and is the Trust’s agent for the purpose of the continuous offering of the fund’s shares. The fund pays for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement; however, as described below in “Payments to Financial Intermediaries,” Schwab Asset Management compensates Schwab, in its capacity as a financial intermediary and not in its capacity as distributor and principal underwriter for the fund, for providing certain additional services that may be deemed to be distribution-related.
Payments to Financial Intermediaries
Schwab Asset Management and its affiliates make payments to certain broker-dealers, banks, trust companies, insurance companies, retirement plan service providers, consultants and other financial intermediaries (Intermediaries) for services and expenses incurred in connection with certain activities or services which may educate financial advisors or facilitate, directly or indirectly, investment in the fund and other investment companies advised by Schwab Asset Management, including the Schwab ETFs. These payments are made by Schwab Asset Management or its affiliates at their own expense, and not from the assets of the fund. Although a portion of Schwab Asset Management’s and its affiliates’ revenue comes directly or indirectly in part from fees paid by the fund, these payments do not increase the expenses paid by investors for the purchase of fund shares, or the cost of owning the fund.
These payments may relate to educational efforts regarding the fund, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, or the development and support of technology platforms and/or reporting systems. In addition, Schwab Asset Management or its affiliates make payments to certain Intermediaries that make shares of the fund available to their customers or otherwise promote the fund, which may include Intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. Payments of this type are sometimes referred to as revenue-sharing or marketing support.
Payments made to Intermediaries may be significant and may cause an Intermediary to make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive. As a result, these payments could create conflicts of interest between an Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the fund over other investments.
As of June 21, 2024, Schwab Asset Management anticipates that Ascensus, LLC, Envestnet Asset Management, Inc., Fidelity Brokerage Services LLC/National Financial Services LLC, Empower Annuity Insurance Company of America, Minnesota Life Insurance Company, Morgan Stanley Smith Barney LLC, Principal Life Insurance Company and Teachers Insurance and Annuity Association of America will receive these payments. Schwab Asset Management may enter into similar agreements with other FINRA member firms (or their affiliates) in the future. In addition to member firms of FINRA, Schwab Asset Management and its affiliates may also make these payments to certain other financial intermediaries, such as banks, trust companies, insurance companies, and plan administrators and consultants that sell fund shares or provide services to the fund and its shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.
Schwab Asset Management also makes payments to Schwab for certain administrative, professional and support services provided by Schwab, in its capacity as an affiliated financial intermediary and not as distributor and principal underwriter of the fund. These payments reimburse Schwab for its charges, costs and expenses of providing Schwab personnel to perform marketing and sales activities under the direction of Schwab Asset Management, such as sales lead generation and sales support, assistance with public relations, marketing and/or advertising activities and presentations, educational training programs, conferences, and data analytics and support. Payments also are made by Schwab Asset Management to Schwab for Schwab Asset Management’s allocated costs of general corporate services provided by Schwab, such as human resources, facilities, project management support and technology.
Shareholder Servicing Plan
The Trust’s Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Schwab (together, service providers), of certain shareholder services to the current shareholders of the fund. Effective June 27, 2022, pursuant to the Plan, the fund is subject to an annual shareholder servicing fee of up to 0.15%.
Prior to June 27, 2022, pursuant to the Plan, the fund was subject to an annual shareholder servicing fee of up to 0.25%.
Pursuant to the Plan, the fund may pay service providers (including Schwab) that, pursuant to written agreements with Schwab or the Trust, provide certain account maintenance, customer liaison and shareholder services to fund shareholders. The service providers may provide fund shareholders with the following shareholder services, among other shareholder services: (i) maintaining records for shareholders that hold shares of the fund; (ii) communicating with shareholders, including the mailing of regular statements and confirmation statements, distributing fund-related materials, mailing prospectuses and reports to shareholders, and responding to shareholder inquiries; (iii) communicating and processing shareholder purchase, redemption and exchange orders; (iv) communicating mergers, splits or other reorganization activities to fund shareholders; and (v) preparing and filing tax information, returns and reports.
The shareholder servicing fee paid to a particular service provider is calculated at the annual rate set forth above and is based on the average daily NAV of the shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
The Plan shall continue in effect for the fund for so long as its continuance is specifically approved at least annually by a vote of the majority of both (i) the Board and (ii) the trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the Qualified Trustees). The Plan requires that Schwab or any person authorized to direct the disposition of monies paid or payable by the fund pursuant to the Plan furnish quarterly written reports of amounts spent under the Plan and the purposes of such expenditures to the Board of the Trust for review. All material amendments to the Plan must be approved by votes of the majority of both (i) the Board and (ii) the Qualified Trustees.
Transfer Agent
BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, serves as the fund’s transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the fund’s shares.
Custodian and Fund Accountant
Citibank, N.A. (Citibank), 388 Greenwich Street, New York, NY 10013 serves as custodian for the fund.
State Street Bank and Trust Company (State Street), One Congress Street, Suite 1, Boston, MA 02114, serves as the fund accountant for the fund.

The custodian is responsible for the daily safekeeping of securities and cash held by the fund. The fund’s accountant maintains all books and records related to the fund’s transactions.
Independent Registered Public Accounting Firm
The fund’s independent registered public accounting firm, Deloitte & Touche LLP (Deloitte), 1601 Wewatta Street, Suite 400, Denver, CO 80202, audits and reports on the annual financial statements of the fund and reviews certain regulatory reports. Deloitte or one of its affiliates also reviews the fund’s federal income tax returns and performs other professional, accounting, auditing, tax and advisory services when engaged to do so by the Trust.
Securities Lending Activities
The fund’s securities lending agent is Citibank. The securities lending agent provides services to the fund which include the following: locating borrowers, negotiating the loan terms, monitoring the value of loans and collateral on a daily basis, marking each loan to market on a daily basis, coordinating collateral movements, collecting income, monitoring and processing corporate actions, managing recalls of loaned securities and termination of loans, and recordkeeping.
The table below summarizes key information regarding the fund’s securities lending activities to the extent the fund engaged in securities lending during the most recent fiscal year.
Schwab Global Real Estate Fund
Gross income from securities lending activities	$2,176
Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$82
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$56
Administrative fees not included in revenue split	—
Indemnification fees not included in revenue split	—
Rebates (paid to borrower)	$1,093
Other fees not included in revenue split	—
Aggregate fees/compensation paid for securities lending activities	1,231
Net income from securities lending activities(1)	$945

(1)
“Net income from securities lending activities” may not match the fund’s current financial statements, which may reflect certain accrual adjustments.

PORTFOLIO MANAGERS
Other Accounts. In addition to the fund, each Portfolio Manager (collectively, referred to as the Portfolio Managers) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to performance-based advisory fees. The information below is provided as of February 29, 2024.
	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Iain Clayton	4	$3,346,819,512	0	$0	0	$0
Holly Emerson	2	$964,009,458	0	$0	0	$0
Wei Li	4	$2,491,423,973	0	$0	0	$0
Conflicts of Interest. A Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with his or her management of the fund’s investments, on the one hand, and the investments of the other accounts, on the other. These other accounts may include separate accounts and other mutual funds and ETFs advised by Schwab Asset Management (collectively, the Other Managed Accounts). The Other Managed Accounts might have similar investment objectives as the fund, track the same index the fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the fund. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, Schwab Asset Management does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Schwab Asset Management believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the fund. Because of their position with the fund, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of the fund. However, Schwab Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their respective indexes, much of this information is publicly available. When it is determined to be in the best interest of both accounts, a Portfolio Manager may aggregate trade orders for the Other Managed Accounts, excluding separate accounts, with those of the fund. All aggregated orders are subject to Schwab Asset Management’s aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order.
Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers’ management of the fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over the fund, which conflict of interest may be exacerbated to the extent that Schwab Asset Management or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is Schwab Asset Management’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Schwab Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for the fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for the fund in an effort to outperform its specific benchmark, such an approach might not be suitable for the fund given its investment objectives and related restrictions.
Compensation. During the most recent fiscal year, Portfolio Manager compensation consisted of a fixed annual (base) salary and a discretionary bonus. Portfolio Managers also have the potential to participate in discretionary equity awards. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the Portfolio Manager’s contribution to the investment process, good corporate citizenship, risk management and mitigation, and functioning as an active contributor to the firm’s success. The discretionary bonus is determined in accordance with the relevant Portfolio Manager Incentive Plan (the Plan) as follows:
There are two independent funding components for the Plan:
●
a portion based on weighting of Investment Fund Performance and Other Managed Account Performance (if applicable)
●
a portion based on corporate results
Investment Fund Performance
At the close of the year, the fund’s performance will be determined by its 1-year, 1- and 2-year, or 1- and 3-year percentile standing (based on pre-tax return before expenses) within its designated benchmark, peer group, or category, depending on the strategy of the fund (i.e., whether the fund is passively or actively managed) using standard statistical methods approved by Schwab Asset Management senior management. Investment Fund Performance measurements may be changed or modified at the discretion of the Schwab Asset Management President and Schwab Asset Management Chief Operating Officer. As each participant may be a member of a team that manages and/or supports a number of funds, there may be several funds and/or Other Managed Accounts considered in arriving at the incentive compensation funding.
Portfolio Managers who are chief investment officers of the investment adviser are covered by a Plan that specifically includes a risk mitigation component in the funding determination.
Certain Portfolio Managers receive a discretionary bonus that is funded based only on corporate results.
Corporate Performance
The Corporate Bonus Plan is an annual bonus plan that provides discretionary awards based on the financial performance of CSC during the annual performance period. Quarterly advances may be paid for the first three quarters. Allocations are discretionary and aligned with CSC and individual performance. Funding for the Plan is determined at the conclusion of the calendar year. Funding will be capped at 200% of target.
Allocation of Discretionary Bonus
At year-end, funding for both components of discretionary bonus is allocated to Plan participants by Schwab Asset Management senior management based on their assessment of a variety of performance factors.
Factors considered in Schwab Asset Management senior management’s allocation process will include objective and subjective factors that will take into consideration total performance and will include, but are not limited to:
●
Fund performance relative to performance measure
●
Risk management and mitigation
●
Individual performance against key objectives

●
Contribution to overall group results
●
Functioning as an active contributor to the firm’s success
●
Team work
●
Collaboration between Analysts and Portfolio Managers
●
Regulatory/Compliance management
The Portfolio Managers’ compensation is neither based on the value of the assets held in the fund’s portfolio or any Other Managed Account, nor flows into the fund’s portfolio or any Other Managed Account.
Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the fund they managed as of February 29, 2024. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the 1934 Act).
Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Iain Clayton	Schwab Global Real Estate Fund	None
Holly Emerson	Schwab Global Real Estate Fund	None
Wei Li	Schwab Global Real Estate Fund	None
BROKERAGE ALLOCATION AND OTHER PRACTICES
Portfolio Turnover
For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (short-term securities) are excluded.
A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.
Typically, a fund with high turnover (such as 100% or more) tends to generate higher capital gains and transaction costs, such as brokerage commissions.
Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the investment adviser’s investment outlook.
The portfolio turnover rate for the fund for the past two fiscal years is as follows:
Fund	2024	2023
Schwab Global Real Estate Fund	84%	88%
Portfolio Transactions
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the fund. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. A portfolio generally does not incur any commissions or sales charges when it invests in underlying Schwab Funds, but it may incur such costs if it invests directly in other types of securities or in unaffiliated funds. Purchases and sales of securities on a stock exchange, including ETF shares, or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Exchange fees may also apply to transactions effected on an exchange. Purchases and sales of fixed-income securities may be transacted with the issuer, the issuer’s underwriter, or a dealer. The fund does not usually pay brokerage commissions on purchases and sales of fixed-income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the fund invests are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the fund will primarily consist of dealer spreads and brokerage commissions.
The investment adviser seeks to obtain the best execution for the fund’s portfolio transactions. The investment adviser considers a number of factors in selecting brokers or dealers to execute transactions. Such factors may include commission rates as well as other factors relating to the quality of execution. Considered factors may cover the full range and quality of a broker’s service, including, without limitation, value provided, execution capability, commission rate, financial responsibility and responsiveness to the investment adviser. The investment adviser may also consider brokerage and research services provided by the broker. The investment adviser does not take into consideration fund sales when selecting a broker to effect a portfolio transaction; however, the investment adviser may execute through brokers that sell shares of funds advised by the investment adviser.
The investment adviser generally will not enter into soft-dollar arrangements with brokers to obtain third-party research or other services in exchange for brokerage commissions paid by advised accounts. However, the investment adviser does receive various forms of eligible proprietary research that is bundled with brokerage services at no additional cost from certain of the brokers with whom the investment adviser executes equity or fixed-income trades. These services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and gross domestic product (GDP) figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, access to websites that contain data about various securities markets, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminars or conferences registration fees which provide substantive content relating to eligible research, discussions with research analysts or meetings with corporate executives which provide a means of obtaining oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct dial-up service between the investment adviser and the trading desk at the broker-dealer, and message services used to transmit orders to broker-dealers for execution.
The investment adviser does not currently cause a client to pay a higher commission in return for brokerage or research services or products to obtain research or other products or services. If the investment adviser elected to do so, the investment adviser would receive a benefit because it would not have to produce or pay for the research, products or services. Consequently, this would create an incentive for the investment adviser to select or recommend a broker-dealer based on its interest in receiving the research or other products or services.
The fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.
The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the fund to trade directly with other institutional holders. At times, this may allow the fund to trade larger blocks than would be possible trading through a single market maker. The investment adviser may aggregate securities sales or purchases among two or more clients. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected client and is consistent with the terms of the investment advisory agreement for such client. In any single transaction in which purchases and/or sales of securities of any issuer for the account of the fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer as a broker for executing orders for the fund, the investment adviser follows procedures, adopted by the Board, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
In certain market circumstances, the investment adviser may determine that its clients, which include registered investment companies and other advisory clients, are best served by placing one order on behalf of several of them. The investment adviser will not aggregate transactions if it determines that to do so (i) would be unfair or inequitable in the circumstances; (ii) is impractical; or (iii) is otherwise inappropriate under the circumstances. Clients may pay higher brokerage costs or otherwise receive less favorable prices or execution if the investment adviser does not aggregate trades when it has an opportunity to do so.
The investment adviser’s aggregation and allocation guidelines are intended to ensure that trade allocations are timely, that no set of trade allocations is accomplished to unfairly advantage or disadvantage particular clients or types of clients and that, over time, client accounts are treated fairly and equitably, even though a specific trade may have the effect of benefiting one account against another when viewed in isolation. In connection with the aggregation of purchase and sale orders for two or more client accounts, the following requirements must be met:
(1)
The investment adviser shall not receive additional compensation or remuneration of any kind as a result of aggregating transactions for clients.
(2)
The investment adviser, for each client, must determine that the purchase or sale of each particular security involved is appropriate for the client and consistent with its investment objectives and its investment guidelines or restrictions.
(3)
Each client that participates in a block trade will participate at the average security price with all transaction costs shared on a pro-rata basis.
(4)
Client account information at the investment adviser must separately reflect the securities that have been bought, sold and held for each client.
For equity transactions, the investment adviser’s trading department determines whether aggregation is appropriate for orders received on the trading desk. Generally, mutual fund trade orders received at a contemporaneous point in time that contain the same security trading in the same direction (buy/sell) and which utilize the same trading strategy are candidates for potential aggregation. However, such trades will only be aggregated if the trader believes that such aggregation is necessary and consistent with the investment adviser’s duty to seek best execution. Portfolio managers and traders may determine other circumstances where it may be appropriate to aggregate trades across multiple fund accounts. Portfolio managers and traders may elect to aggregate orders not meeting the above criteria provided that such aggregation is determined to be in the best interest of each client account and consistent with the investment adviser’s duty to seek best execution. Adjustments to the pro-rata allocation may be made to avoid having odd lots of shares held in any client account, or to avoid conflicts with limitations established for a client.
Brokerage Commissions
The following table shows the brokerage commissions paid by the fund for the past three fiscal years.
Fund	2024	2023	2022
Schwab Global Real Estate Fund	$164,407	$193,367	$183,732
Regular Broker-Dealers
During the fiscal year, the fund held securities issued by its respective “regular broker-dealers” (as defined in Rule 10b-1 under the 1940 Act), indicated below as of February 29, 2024.
Fund	Regular Broker-Dealer	Value of Holdings
Schwab Global Real Estate Fund	None	N/A
PROXY VOTING
The Board has delegated the responsibility for voting proxies to Schwab Asset Management, pursuant to the investment adviser’s Proxy Voting Policy with respect to proxies voted on behalf of the various Schwab Funds’ portfolios. A description of such Proxy Voting Policy is included in Appendix – Proxy Voting Policy.
The Trust is required to disclose annually the fund’s complete proxy voting record on Form N-PX. The fund’s proxy voting record for the most recent 12-month period ended June 30th is available by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus. The fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
For this section only, the following disclosure relates to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust and Laudus Trust (collectively, the Trusts) and each series thereunder (each a fund and collectively, the funds).
The Trusts’ Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, subadviser (if applicable), principal underwriter or any affiliated person of a fund, its investment adviser, subadviser or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized one of the Chief Executive Officer, President, Chief Operating Officer or Chief Financial Officer of the Trusts (in consultation with a fund’s subadviser, if applicable) to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus and below) or regular public filings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds’ portfolio holdings information and will periodically review any agreements that the Trusts have entered into to selectively disclose portfolio holdings.
Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the appropriate officer of the Trusts determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.
The funds’ service providers including, without limitation, the investment adviser, subadvisers (if applicable), the distributor, the custodian, fund accountant, transfer agent, certain affiliates of the investment adviser or subadvisers, counsel, auditor, proxy voting service provider, pricing information vendors, trade execution measurement vendors, portfolio management system providers, cloud database providers, securities lending agents, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Schwab Asset Management, any subadviser to a fund as disclosed in the most current prospectus, Glass, Lewis & Co., LLC, State Street, Citibank, N.A. and/or Brown Brothers Harriman & Co., as service providers to the funds, are currently receiving this information on a daily basis. Donnelley Financial Solutions, as a service provider to the funds, is currently receiving this information on a quarterly basis. Deloitte, the Transfer Agent, and the Distributor, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the Trusts or by the nature of its relationship with the Trusts. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.
To the extent that a fund invests in an unaffiliated acquired fund, the Trusts will, when required by Rule 12d1-4, promptly notify the acquired fund, upon causing a fund to acquire more than 3% of the acquired fund’s outstanding shares.
The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
Generally, a complete list of a fund’s portfolio holdings is published on the fund’s website www.schwabassetmanagement.com on the “Prospectus & Reports” tab under “Portfolio Holdings” generally 60-80 days after a fund’s fiscal quarter-end in-line with regulatory filings unless a different timing is outlined in the fund’s prospectus.
Specifically for the Schwab ETFs (other than the Schwab Ariel ESG ETF), each Schwab ETF discloses its portfolio holdings each business day on its website before the opening of regular trading on the ETF’s primary listing exchange in accordance with the requirements of Rule 6c-11 under the 1940 Act. Portfolio holdings information made available in connection with the process of purchasing or redeeming Creation Units for the Schwab ETFs may be provided to other entities that provided services to the funds in the ordinary course of business after it has been disseminated to the NSCC.
The Schwab Money Funds have an ongoing arrangement to make available information about the funds’ portfolio holdings and information derived from the funds’ portfolio holdings to iMoneyNet, a rating and ranking organization, which is subject to a confidentiality agreement. Under its arrangement with the funds, iMoneyNet, among other things, receives information concerning the funds’ net assets, yields, maturities and portfolio compositions on a weekly basis, subject to a one business day lag.
On the website, the funds also may provide, on a monthly or quarterly basis, information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 5-25 days after the end of the period. This information on the website is publicly available to all categories of persons.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries, countries or other relevant category, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry, country or other relevant category, and the volatility characteristics of a fund.
DESCRIPTION OF THE TRUST
The fund is a series of Schwab Investments, an open-end, management investment company organized as a Massachusetts business trust with a Declaration of Trust entered into on October 25, 1990 and filed with the Commonwealth of Massachusetts on October 26, 1990.
The fund may hold special shareholder meetings, which may cause the fund to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of the Trust provide that one-third of shares present in person or represented by proxy and entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then one-third of the aggregate number of shares of that series present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then one-third of the aggregate number of shares of that class present in person or represented by proxy and entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date or time, whether or not a quorum is present. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its funds) by notice to the shareholders without shareholder approval.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust’s obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations. There is a remote possibility that the fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the NAV as determined in accordance with the bylaws.
Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES
Purchasing and Redeeming Shares of the Fund
Methods to purchase and redeem shares of the fund are set forth in the fund’s prospectus.
The fund is open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE’s trading session is normally conducted from 9:30 a.m. Eastern Time until 4:00 p.m. Eastern Time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although it is expected that the same holidays will be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time. Only orders that are received in good order by the fund’s transfer agent (or an authorized intermediary) prior to the close of the NYSE’s trading session will be executed that day at the fund’s share price calculated that day. On any day that the NYSE closes early the fund reserves the right to advance the time by which purchase, exchange and redemption orders must be received by the fund in order to be executed at that day’s share price. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase, exchange and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.
The fund has authorized one or more financial intermediaries, including Schwab, to accept on its behalf purchase, exchange and redemption orders. Such financial intermediaries have also been authorized to designate other intermediaries to accept purchase, exchange and redemption orders on the fund’s behalf. The fund will be deemed to have received a purchase, exchange or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, receives such order. Such orders will be priced at the fund’s NAV per share next determined after such orders are received by an authorized intermediary or the intermediary’s authorized designee.
As long as the fund, an intermediary or Schwab follow reasonable procedures to confirm that an investor’s telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.
Share certificates will not be issued in order to avoid additional administrative costs; however, share ownership records are maintained by Schwab, other authorized financial intermediaries or, for direct shareholders, by the fund’s transfer agent.
The Trust’s Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by the fund. The fund’s minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll into an individual retirement account (IRA) from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees and officers of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.
The fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board may deem advisable. Payment will be made wholly in cash unless the Board believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
The fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of the fund and increase its expenses, the fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or “market timing.” Because market timing decisions to buy and sell securities typically are based on an individual investor’s market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for the fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. The fund and Schwab reserve the right to refuse any purchase or exchange order, including large orders, that may negatively impact their operations. More information regarding the fund’s policies regarding “market timing” is included in the fund’s prospectus.
In certain circumstances, shares of the fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ. Securities accepted by the fund will be valued, as set forth in the fund’s prospectus, as of the time of the next determination of NAV after such acceptance. The shares of the fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. The fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund’s investment adviser.
The fund’s share price and principal value change, and when you sell your shares they may be worth less than what you paid for them.
Exchanging Shares of the Fund
Exchange orders may be placed between any Schwab Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments® and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement. In addition, different exchange policies may apply to Schwab Funds that are bought and sold through third-party intermediaries and the exchange privilege between Schwab Funds may not be available through third-party intermediaries.
The fund and Schwab reserve certain rights with regard to exchanging shares of the fund. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed or electronically delivered to shareholders describing the fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed or electronically delivered (or a notice will be mailed and financial reports will be made available on the fund’s designated website) to shareholders describing the fund’s performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI or contact the financial intermediary through which you hold your fund shares. Your instructions will be effective within 30 days of receipt by the fund or other date as communicated by the financial intermediary.
Pricing of Shares
Each business day, the fund calculates its share price, or net asset value per share (NAV), as of the close of the NYSE (generally 4:00 p.m. Eastern Time). This means that NAVs are calculated using the values of the fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or that the investment adviser deems to be unreliable are required to be valued at fair value following procedures approved by the Board. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.

To the extent the fund invests in foreign securities, shareholders should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of some of the fund’s securities may change on days when it is not possible to buy or sell shares of the fund.
The fund uses approved pricing sources (including pricing services) to provide values for its portfolio securities. Values are generally determined by the approved pricing sources as follows: securities traded on stock exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are generally valued at an evaluated price using a mid-price supplied by an approved, independent pricing service. The mid-price is the mean of the bid and ask prices as calculated by the pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the official closing price or last sales price on the exchange where the securities are primarily traded with these values then translated into U.S. dollars at the current exchange rate. Fixed-income securities normally are valued based on valuations provided by approved pricing services. Securities will be fair valued pursuant to procedures approved by the fund’s Board when market quotations are not “readily available” or the investment adviser deems them unreliable. For example, a fund may fair value a security when approved pricing sources do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board has designated the investment adviser as the valuation designee (Valuation Designee) for the funds to perform the fair value determination relating to all fund investments. The Valuation Designee periodically provides reports to the Board on items related to its fair value of fund investments.
TAXATION
This discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Federal Tax Information for the Fund
It is the fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, the fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
The fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. The fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, the fund must, among other requirements, distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of the fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. To do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, the partnership must meet the 90% gross income requirements for the exception from treatment as a corporation with gross income other than income consisting of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, the fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and certain amounts with respect to which estimated taxes are paid in such calendar year. The fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the fund to satisfy the requirements for qualification as a RIC.
If the fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.
Although the fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the fund will be subject to federal income tax to the extent any such income or gains are not distributed. If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent that a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
Dividends and interest received from the fund’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the fund meets certain requirements, which include a requirement that more than 50% of the value of the fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, then the fund should be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the fund, subject to certain limitations. Pursuant to this election, the fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then, subject to certain limitations, either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If the fund makes this election, the fund will report annually to its shareholders the respective amounts per share of the fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.
The fund’s transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the fund as a RIC and minimize the imposition of income and excise taxes.
Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the fund’s net capital gains.
The fund’s transactions in futures contracts, options and certain other investment activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate income to the fund, defer its losses, cause adjustments in the holding periods of the fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the fund and its shareholders.
The fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. The fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the fund’s other investments and shareholders are advised on the nature of the distributions.
Investments by the fund in zero coupon or other discount securities will result in income to the fund equal to a portion of the excess face value of the securities over their issue price (the original issue discount or OID) each year that the securities are held, even though the fund receives no corresponding cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the fund, the fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the fund, the fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.
The fund may invest in stocks of foreign companies that are classified under the Internal Revenue Code as passive foreign investment companies (PFICs). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the fund held the PFIC stock. The fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
The fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, the fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking-to-market the fund’s PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in the fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the fund.
Any dividends declared by the fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by the fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. Distributions of net investment income and short-term capital gains are taxed as ordinary income or qualified dividend income. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss.
The fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. A portion of the dividends received from the fund may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that the fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. Dividend income that the fund received from REITs, if any, generally will not be treated as qualified dividend income. The fund may derive capital gains and losses in connection with the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a fund. For corporate investors in the fund, dividend distributions the fund reports as dividends received from qualifying domestic corporations will be eligible for the 50% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by the fund also may be subject to state, local and foreign taxes, which may differ from the federal income tax treatment described above.

The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.
The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Gain or loss on the sale or redemption of shares in the fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their shares.
A loss realized on a sale or exchange of shares of the fund may be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the shares are disposed of. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.
At the beginning of every year, the fund will provide shareholders with a tax reporting statement containing information detailing the estimated tax status of any distributions that the fund paid during the previous calendar year. REITs in which the fund invests often do not provide complete and final tax information to the fund until after the time that the fund issues the tax reporting statement. As a result, the fund may at times find it necessary to reclassify to the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the fund will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement in completing your tax returns.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
If the fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter, as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. To the extent that a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
The fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on taxable distributions derived from net investment income and short-term capital gains; provided, however, that U.S. source interest related dividends and short-term capital gain dividends generally are not subject to U.S. withholding taxes if the fund elects to report such dividends in a written notice. Distributions to foreign shareholders of such short-term capital gain dividends and of long-term capital gains, and any gains from the sale or other disposition of shares of the fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in the fund. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Notwithstanding the foregoing, income, if any, derived by a fund from investments in REITs that hold residual interests in real estate mortgage investment conduits (REMICs) may be classified as “excess inclusion income”. With respect to foreign shareholders, no exception or reduction in withholding tax will apply to such excess inclusion income.
The fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.

If the fund invests in certain REITs or in real estate mortgage investment conduit (REMIC) residual interests, a portion of the fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income” (UBTI) in the case of tax-exempt shareholders. In respect of non-U.S. shareholders, no exemption or reduction in withholding tax will apply to such excess inclusion income. In addition, tax may be imposed on the fund on the portion of any excess inclusion income allocable to any shareholders that are classified as “disqualified organizations.” Tax-exempt investors sensitive to UBTI and non-U.S. investors wishing to minimize U.S. withholding taxes are strongly encouraged to consult their tax advisers prior to investment in the fund regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.
A look-through rule will apply to distributions of so-called FIRPTA gain by the fund if the fund is classified as a “qualified investment entity,” which includes an entity taxable as a RIC if, in general, more than 50% of the RIC’s assets consists of interests in REITs and other U.S. real property holding corporations. If this condition is met, in the absence of certain exceptions (described below), distributions by the fund to a foreign shareholder, to the extent derived from gain from the disposition of a U.S. real property interest (USRPI), will be treated as FIRPTA gain subject to U.S. withholding tax (currently at the maximum corporate rate of 21%), and requiring that the foreign shareholder file nonresident U.S. income tax returns. Also, such gain will be subject to a 30% branch profits tax in the hands of a foreign corporate shareholder.
Provided, however, that the class of fund shares held by a foreign shareholder is regularly traded on an established U.S. securities exchange and the foreign shareholder did not own more than 5% of that class of shares at any time during the one-year period ending on the date of the distribution, distributions made by the fund will not be treated as FIRPTA gain under the look-through rule; instead, capital gains distributions from USRPI gain in the hands of a foreign shareholder will be taxed as ordinary income and will generally be subject to withholding at a 30% rate (or lower treaty rate). If the fund is treated as a “qualified investment entity,” unless the fund is “domestically controlled,” meaning that less than 50% of the shares of the fund is held directly or indirectly by foreign shareholders for a five-year period ending on the date of the distribution, dispositions of fund shares by a foreign shareholder that does not satisfy the conditions of the 5% ownership exception described above generally will be treated as FIRPTA gain subject to withholding at a 15% rate and requiring that the foreign shareholder file nonresident U.S. income tax returns.
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, the fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund where, for example (i) the fund invests in REITs that hold residual interest in REMICs or (ii) shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a fund from holding investments in REITs that hold residual interests in REMICs, and a fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
For taxable years beginning after 2017 and before 2026, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. The fund is permitted to pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for the fund to pass through to non-corporate shareholders the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the fund to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.
General State and Local Tax Information
Distributions by the fund also may be subject to state, local and foreign taxes, and their treatment under such applicable tax laws may differ from the federal income tax treatment.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Reportable Transactions
Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

APPENDIX – RATINGS OF INVESTMENT SECURITIES
From time to time, the fund may report the percentage of its assets that fall into the rating categories set forth below, as defined by the ratings agencies.
MOODY’S INVESTORS SERVICE
Global Long-Term Rating Scale
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Aaa:
Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa:
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

?
A:
Obligations rated A are considered upper medium-grade and are subject to low credit risk.

?
Baa:
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

?
Ba:
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:
Obligations rated B are considered speculative and are subject to high credit risk.

?
Caa:
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

?
Ca:
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

?
C:
Obligations rated C are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Global Short-Term Rating Scale
?
P-1:
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

?
P-2:
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

?
P-3:
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

?
NP:
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S FINANCIAL SERVICES LLC
Long-Term Issue Credit Ratings
AAA:
An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

?
BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB:
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

?
CCC:
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

?
C:
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D:
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Short-Term Issue Credit Ratings
A-1:
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

?
A-2:
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

?
A-3:
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

FITCH RATINGS, INC.
Long-Term Ratings Scales
AAA:
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

?
BB:
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B:
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC:
Very low margin for safety. Default is a real possibility.

CC:
Default of some kind appears probable.

C:
A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

i.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
ii.
the formal announcement by the issuer or their agent of a distressed debt exchange; and
iii.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD:
‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

i.
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

ii.
has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
iii.
has not otherwise ceased operating.
This would include:
a.
the selective payment default on a specific class or currency of debt;
b.
the uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.
?
D:
‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Short-Term Ratings
F1:
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:
Good intrinsic capacity for timely payment of financial commitments.

F3:
The intrinsic capacity for timely payment of financial commitments is adequate.

APPENDIX – PROXY VOTING POLICY
The Charles Schwab Family of Funds Schwab Investments Schwab Capital Trust Schwab Annuity Portfolios Laudus Trust Schwab Strategic Trust

PROXY VOTING POLICY
AS OF MARCH 2024

The Boards of Trustees (the “Board”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, and Laudus Trust (“Schwab Funds”) and Schwab Strategic Trust (“Schwab ETFs”; collectively with Schwab Funds, the “Funds”) have delegated to the Funds’ investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), the responsibility to vote proxies relating to the Funds’ portfolio securities pursuant to CSIM’s Proxy Voting Policy (“CSIM Proxy Policy”). On an annual basis, CSIM will report to the Board any changes to the CSIM Proxy Policy and on the implementation of the CSIM Proxy Policy.

Charles Schwab Investment Management, Inc.

PROXY VOTING POLICY
AS OF MARCH 2024

I.
INTRODUCTION

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients that have delegated the authority to vote proxies to CSIM. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies, including the review and approval of the Proxy Voting Policy (the “Proxy Policy”). CSIM’s Investment Stewardship Team has the primary responsibility for overseeing that voting is carried out consistent with the Proxy Policy. The Investment Stewardship Team also conducts research into proxy issues and carries out engagement activities with companies. The Proxy Committee receives regular reports from the Investment Stewardship Team on these activities.
II.
PHILOSOPHY

As a leading asset manager, it is CSIM’s responsibility to use its proxy votes to encourage transparency, corporate governance structures, and the management of environmental, social and other governance issues that it believes protect and promote shareholder value.
Just as the investors in CSIM’s equity funds generally have a long-term investment horizon, CSIM takes a long-term, measured approach to investment stewardship. CSIM’s client-first philosophy drives all of its efforts, including its approach to decision making. In the investment stewardship context, that unfolds through CSIM’s efforts to appropriately manage risk by encouraging transparency and focusing on corporate governance structures that will help protect and promote shareholder value. CSIM also recognizes that companies can conduct themselves in ways that have important environmental and social consequences. Therefore, CSIM’s focus on maximizing long-term shareholder value includes consideration of potential environmental and social impacts that we believe are relevant to individual companies.
In general, CSIM believes corporate directors, as the elected representatives of all shareholders, are best positioned to oversee the management of their companies. Accordingly, CSIM typically supports a board of directors’ and management’s recommendations on proxy matters. However, CSIM will vote against management’s recommendations when it believes doing so will protect or promote long-term shareholder value.
III.
USE OF PROXY ADVISORS

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Institutional Shareholder Services Inc. to conduct research and provide voting recommendations on certain topics and may retain additional experts in the proxy voting, corporate governance, and environmental and social areas in the future.
To support CSIM in efficiently executing its votes, Glass Lewis, simultaneously with issuing its voting recommendations, also automatically populates votes based on CSIM’s custom voting guidelines, except for certain ballot items which CSIM elects to vote manually. CSIM’s votes are executed just prior to the vote deadline, which allows CSIM the opportunity to incorporate changes in Glass Lewis voting recommendations or the receipt of additional information from the company or other parties.
IV.
PROXY VOTING PRINCIPLES

CSIM invests on behalf of its clients in companies domiciled all over the world. Since corporate governance standards and best practices differ by country and jurisdiction, the market context is taken into account in the analysis of proposals. Furthermore, there are instances where CSIM may determine that voting is not in the best interests of its clients (typically due to costs or to trading restrictions) and will refrain from submitting votes.
The Proxy Committee reviews CSIM’s proxy voting guidelines with input from the Investment Stewardship Team at least annually and evaluates them in light of the long-term best interests of shareholders. In addition, for U.S. companies, contested director elections, “vote no” campaigns, mergers and acquisitions, some executive compensation and election of director proposals, and many shareholder proposals, including environmental, social, and governance-related proposals, such as those requesting additional environmental, social and political disclosures, are voted on a case-by-case basis by the Investment Stewardship Team.
The following is a summary of CSIM’s proxy voting principles which are grouped according to types of proposals usually presented to shareholders in proxy statements.
1

A.
DIRECTORS AND AUDITORS

i.
Directors
As a starting point, CSIM expects boards to be composed of at least a majority of independent directors and to be responsive to shareholders. CSIM also expects directors that serve on a company’s nominating, compensation or audit committee to be independent. CSIM believes that diversity of background, experience and skills, and personal characteristics, including gender, race, ethnicity and age, meaningfully contribute to a board’s ability to make effective decisions on behalf of shareholders.
Factors that may result in a vote against one or more directors:
●
The board is not majority independent
●
A Russell 3000 Index or S&P 500 Index company board is not sufficiently diverse with respect to gender, race/ethnicity, experience, and skill sets, or a company outside of those indices does not have any diverse directors, and the board has not provided a reasonable explanation for its lack of diversity nor a plan to increase it
●
A Russell 3000 Index or S&P 500 Index company board has not provided explicit disclosure of director diversity and skills
●
Non-independent directors serve on the nominating, compensation or audit committees
●
A director recently failed to attend at least 75% of meetings or serves on an excessive number of publicly traded company boards
●
The directors approved executive compensation schemes that appear misaligned with shareholders’ interests
●
A director recently acted in a manner inconsistent with this Proxy Policy or failed to be responsive to shareholder concerns
●
The company has not provided explicit disclosure of board oversight of material risks, including environmental and social risks
ii.
Contested Director Elections
A proxy contest is when a dissident shareholder (or group of shareholders) proposes outside nominees to compete against incumbent directors. A “Vote No” campaign is when an activist shareholder attempts to solicit votes against certain directors. CSIM evaluates proxy contests and Vote No campaigns on a case-by-case basis and votes for the outcome it believes will maximize long-term shareholder value. CSIM considers numerous factors when making its voting decision, including but not limited to the merit of the campaign, the qualifications of director nominees, long-term company performance compared to peers, board oversight of material risks, and, in the case of proxy contests, the dissident’s and management’s strategic plans for driving improvements.
iii.
Auditors
CSIM typically supports the ratification of auditors unless CSIM believes that the auditors’ independence may have been compromised.
Factors that may result in a vote against the ratification of auditors:
●
Audit-related fees are less than half of the total fees paid by the company to the audit firm
●
A recent material restatement of annual financial statements
●
A pattern of inaccurate audits or other behavior that may call into question an auditor’s effectiveness
B.
BOARD MATTERS

i.
Classified Boards
CSIM generally does not support classified board proposals unless management has provided valid reasoning for the structure.
ii.
Majority Voting
CSIM generally supports majority voting proposals when they call for plurality voting standards in contested elections.
iii.
Proxy Access
CSIM typically supports proxy access proposals when the following criteria are met:
●
Ownership threshold of at least 3% of the company’s outstanding shares held for at least three years
●
Number of nominees is no more than 20% of current board (rounded down to nearest whole number)
●
Group size is capped at 20 shareholders
iv.
Separation of Chair and CEO role
2

CSIM believes that boards are typically best positioned to determine their leadership structure. Therefore, CSIM will typically not support proposals requiring the separation of these roles unless certain circumstances are in place.
Factors that may result in a vote supporting a shareholder proposal requiring the separation of the Chair and CEO roles include:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
●
Lack of robust lead independent director
v.
Independent Chair
CSIM believes that boards are typically best positioned to determine their leadership structure. Therefore, CSIM will typically not support proposals requiring an independent chair unless CSIM has concerns regarding a board’s accountability or responsiveness to shareholders.
Factors that may result in a vote supporting a shareholder proposal requiring an independent chair:
●
The board does not have a lead independent director
●
The board is not two-thirds independent
●
The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings
●
The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting
●
The company had material financial statement restatements
●
The company’s board adopted a Shareholder Rights Plan during the past year and did not submit it to shareholders for approval
●
Ongoing executive compensation concerns
●
Ongoing financial underperformance
C.
COMPENSATION

i.
Advisory Vote on Executive Compensation and Frequency
CSIM generally supports advisory votes on executive compensation (which are proposed by management and are known as “Say-On-Pay”) when the compensation scheme appears aligned with shareholder economic interests and lacks problematic features.
Factors that may result in a vote against a company’s Say-On-Pay proposal:
●
Executive compensation is out of line with industry peers considering the company’s performance over time
●
Executive compensation plan includes significant guaranteed bonuses or has a low amount of compensation at risk
●
Executive compensation plan offers excessive one-time payments, perquisites, tax-gross up provisions, or golden parachutes
●
Compensation amounts are increased, or goals are lowered without providing a valid explanation
●
Executive compensation plan lacks adequate disclosure or rationale for decisions related to goals and amounts
CSIM typically supports annual advisory votes on executive compensation.
ii.
Equity Compensation Plans
CSIM generally supports stock-based compensation plans when they do not overly dilute shareholders by providing participants with excessive awards and lack problematic features.
3

Factors that may result in a vote against Equity Compensation Plans:
●
Plan’s total potential dilution appears excessive
●
Plan’s burn rate appears excessive compared to industry peers
●
Plan allows for the re-pricing of options without shareholder approval
●
Plan has an evergreen feature
iii.
Employee Stock Purchase Plans
CSIM supports the concept of broad employee participation in a company’s equity. Therefore, CSIM typically supports employee stock purchase plans when the shares can be purchased at 85% or more of the shares’ market value.
iv.
Re-price/Exchange Option Plans
CSIM generally only supports management proposals to re-price options when the plan excludes senior management and directors, does not excessively dilute shareholders, and the company has not significantly underperformed its industry peers over time.
D.
ANTI-TAKEOVER

i.
Shareholder Rights Plans
Shareholder Rights Plans constrain a potential acquirer’s ability to buy shares in a company above a certain threshold without the approval of the company’s board of directors. While such a plan may help a company in achieving a higher bid, it may also entrench the incumbent management and board. CSIM believes that shareholders should have the right to approve a Shareholder Rights Plan within a year of its adoption. CSIM generally votes against such plans if they do not have safeguards to protect shareholder interests.
Factors that may result in a vote against a Shareholder Rights Plan proposal:
●
Plan does not expire in a relatively short time horizon
●
Plan does not have a well-crafted permitted bid or qualified offer feature that mandates shareholder votes in certain situations
●
Plan automatically renews without shareholder approval
●
Company’s corporate governance profile is problematic
ii.
Right to Call Special Meeting
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to call a special meeting unless the threshold to call a special meeting is 25% or more of shares outstanding to avoid wasting corporate resources.
iii.
Right to Act by Written Consent
CSIM generally votes against shareholder proposals asking for shareholders to be given the right to act by written consent if the company already offers shareholders the right to call special meetings. CSIM expects appropriate mechanisms for implementation.
iv.
Supermajority Voting
CSIM generally supports the concept of simple majority standards to pass proposals.
E.
CAPITAL STRUCTURE, MERGERS AND ACQUISITIONS

i.
Increase in Authorized Common Shares
CSIM typically supports proposals to increase the authorized shares unless the company does not sufficiently justify the need for the use of the proposed shares.
ii.
Preferred Shares
CSIM generally supports proposals to create a class of preferred shares with specific voting, dividend, conversion and other rights.
iii.
Mergers and Acquisitions
CSIM generally supports transactions that appear to maximize shareholder value. CSIM assesses these proposals on a case-by-case basis and considers the proposed transaction’s strategic rationale, the offer premium, the board’s oversight of the sales process, and other pertinent factors.
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F.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE PROPOSALS

Effective oversight of material environmental, social and governance risks relevant to a company and its business is an essential board function. In CSIM’s view, appropriate risk oversight of environmental, social and governance issues contributes to sustainable long-term value and companies should provide pertinent information on material risks common to their industry and
4

specific to their business. CSIM evaluates, on a case-by-case basis, shareholder proposals regarding environmental, social and governance issues, including those calling for additional disclosure of material risks to a company, with emphasis placed on those risks identified within the framework of the Sustainability Accounting Standards Board (SASB).
CSIM recognizes that financial performance can be impacted by a company’s environmental, social and human capital management policies. CSIM’s case-by-case evaluation of these proposals takes into consideration a company’s current practices, level of reporting, disclosures by its peers, and the existence of controversies or litigation related to the issue.
CSIM believes that, in most instances, boards are best positioned to determine their company’s strategy and manage its operations, and generally does not support shareholder proposals seeking a change in business practices.
i.
Climate Change Proposals
CSIM believes that companies should provide pertinent information on the management of potential climate change-related risks, with the understanding that the relevance of this disclosure for any specific company will vary depending on its industry and operations. For companies operating in carbon-intensive industries, we believe boards should be considering a range of energy demand scenarios. We generally support proposals requesting additional disclosure on climate change-related impacts when the company’s current reporting is inadequate.
ii.
Corporate Political Activity Proposals
CSIM expects boards of directors to have a stated oversight process for political contributions and lobbying activities. CSIM evaluates proposals asking for disclosure of a company’s political contributions and lobbying activities and generally supports them if there is no evidence of board oversight or a company’s disclosure is deficient and lags that of its peers.
V.
ADMINISTRATION

A.
CONFLICTS OF INTERESTS

CSIM maintains the following practices that seek to prevent undue influence on its proxy voting activity. Such influence might arise from any relationship between the company holding the proxy (or any shareholder or board member of the company) and CSIM, CSIM’s affiliates, a mutual fund or exchange-traded fund managed by CSIM (“Affiliated Fund”), an affiliate of such Fund, or a CSIM employee. The Proxy Committee has directed that Glass Lewis be instructed to vote any such proxies in the same proportion as the votes of all other shareholders in the fund (i.e., “echo vote”).
With respect to proxies of an underlying Affiliated Fund, the Investment Stewardship Team will ensure that such proxies are “echo voted”, unless otherwise required by law. When required by law or applicable exemptive order, the Investment Stewardship Team will also ensure the “echo voting” of an unaffiliated mutual fund or exchange traded fund. For example, certain exemptive orders issued to a fund by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the fund, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the fund.
In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Investment Stewardship Team will ensure such proxies are echo-voted, unless otherwise required by law.
Where the Proxy Committee has delegated an item to the Investment Stewardship Team, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
maintaining a reporting structure that separates employees with voting authority from those with sales or business relationship authority,
●
reporting of potential conflicts to the Proxy Committee to review the conflict and provide final vote determination,
●
defaulting to the standard CSIM Proxy Voting Policy.
In all other cases, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, will be delegated to Glass Lewis to be voted in accordance with CSIM’s Proxy Voting Guidelines which are set each year based on governance criteria and not influenced by any individual issuer or ballot item.
Where CSIM’s Investment Stewardship Team conducts an engagement meeting with a company, CSIM has taken certain steps to mitigate perceived or potential conflicts of interest, including, but not limited to, the following:
●
ensuring that no members of the board of (i) CSC or (ii) an Affiliated Fund, that are affiliated with such company, are participants in such meetings.
B.
FOREIGN SECURITIES/SHAREBLOCKING

Voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:
●
proxy statements and ballots written in a foreign language,
5

●
untimely and/or inadequate notice of shareholder meetings,
●
restrictions of foreigner’s ability to exercise votes,
●
requirements to vote proxies in person,
●
requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.
In consideration of the foregoing issues, CSIM, in conjunction with Glass Lewis, uses its best efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies (share-blocking).
C.
SECURITIES LENDING

Certain of the funds managed by CSIM enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a fund’s securities on loan when deemed appropriate and in the best interest of shareholders and complies with all reporting requirements.
D.
SUB-ADVISORY RELATIONSHIPS

Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. In addition, CSIM may share proxy voting with an investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to make voting decisions in the best interest of each investment company and its shareholders, or other client associated with the securities it has been allocated. Each sub-adviser to whom proxy voting has been delegated must inform CSIM of its voting decisions to allow CSIM to implement the votes or in the case of shared voting responsibility, potentially override the sub-adviser’s vote recommendation. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of the value of CSIM’s clients’ investments by protecting the long-term best interest of shareholders.
E.
REPORTING AND RECORD RETENTION

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940, as amended.
6

Schwab Investments
PEA No. 175
Part C: Other Information
ITEM 28.
EXHIBITS.

(a)(i)	Agreement and Declaration of Trust, dated October 25, 1990, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 22, filed December 31, 1997 (hereinafter referred to as PEA No. 22).
(a)(ii)	Amendment to the Agreement and Declaration of Trust, dated August 29, 2006, is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 65, to Registrant’s Registration Statement on Form N-1A (File No. 811-06200), electronically filed with the SEC on September 14, 2006 (hereinafter referred to as PEA No. 65).
(b)	Second Amended and Restated Bylaws of the Registrant, adopted as of February 24, 2021, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 165, to Registrant’s Registration Statement on Form N-1A (File No. 811-06200) electronically filed with the SEC on February 25, 2021 (hereinafter referred to as PEA No. 165).
c(i)	Article III, Section 5, Article V, Article VI, Article VIII, Section 4 and Article IX, Sections 1, 5 and 7 of (a) the Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit 1 of PEA No. 22, and (b) the Amendment to the Agreement and Declaration of Trust, dated August 29, 2006, which are incorporated herein by reference to Exhibit (a)( ii) of PEA No. 65.
(c)(ii)	Article 9 and Article 11 of the Second Amended and Restated Bylaws, are incorporated herein by reference to Exhibit (b) of PEA No. 165.
(d)(i)	Investment Advisory and Administration Agreement between Registrant and Charles Schwab Investment Management, Inc. (the Investment Adviser), dated June 15, 1994, is incorporated herein by reference to Exhibit 5(a) of PEA No. 22.
(d)(ii)	Amendment, dated June 5, 2007, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 75, to Registrant’s Registration Statement on Form N-1A (File No. 811-06200) electronically filed with the SEC on November 14, 2007.
(d)(iii)	Amended Schedules A and D, dated June 28, 2020, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(vi) of Post-Effective Amendment No. 160, to Registrant’s Registration Statement on Form N-1A (File No. 811-06200) electronically filed with the SEC on June 26, 2020 (hereinafter referred to as PEA No. 160).
(d)(iv)	Amended Schedule D, dated July 1, 2022, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 170, to Registrant’s Registration Statement on Form N-1A (File No. 811-06200) electronically filed with the SEC on December 19, 2022 (hereinafter referred to as PEA No. 170).
(d)(v)	Investment Advisory and Administration Agreement between Registrant and the Investment Adviser with respect to the Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund, dated February 2, 2017, is incorporated herein by reference to Exhibit (d)(viii) of Post-Effective Amendment No. 135, to Registrant’s Registration Statement on Form N-1A (File No. 811-06200) electronically filed with the SEC on February 2, 2017.
(d)(vi)	Amended and Restated Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated March 1, 2017, is incorporated herein by reference to Exhibit (d)(vi) of Post-Effective Amendment No. 139, to Registrant’s Registration Statement on Form N-1A (File No. 811-06200) electronically filed with the SEC on June 28, 2017.
(d)(vii)	Expense Limitation Agreement, dated May 2, 2007, as amended July 1, 2009, among the Investment Adviser, Charles Schwab & Co. Inc. (Schwab), and the Registrant, is incorporated herein by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 81, to Registrant’s Registration Statement on Form N-1A (File No. 811-06200) electronically filed with the SEC on November 13, 2009.
(d)(viii)	Amended Schedule A, dated July 1, 2022, to the Expense Limitation Agreement among the Investment Adviser, Schwab, and the Registrant, dated May 2, 2007, is incorporated herein by reference to Exhibit (d)(viii) of PEA No. 170.
(e)(i)	Second Amended and Restated Distribution Agreement between Registrant and Schwab, dated December 11, 2015, is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 126, to Registrant’s Registration Statement on Form N-1A (File No. 811-06200) electronically filed with the SEC on February 24, 2016 (hereinafter referred to as PEA No. 126).
(e)(ii)	Amended Schedule A, dated June 28, 2020, to the Second Amended and Restated Distribution Agreement between Registrant and Schwab, is incorporated herein by reference to Exhibit (e)(iii) of PEA No. 160.
(f)	Inapplicable.
(g)(i)	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company (State Street), dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(xv) of Post-Effective Amendment No. 60, to Registrant’s Registration Statement on Form N-1A (File No. 811-06200) electronically filed with the SEC on November 14, 2005 (hereinafter referred to as PEA No. 60).

(g)(ii)	Amended Appendix A and Appendix B, dated September 28, 2022, to the Amended and Restated Master Custodian Agreement between Registrant and State Street, is incorporated herein by reference to Exhibit (g)(iii) of PEA No. 170.
(g)(iii)	Global Custody Services Agreement between Registrant and Citibank, N.A., dated February 2, 2022, is incorporated herein by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 169 to Registrant’s Registration Statement on Form N-1A (File No. 811-06200) electronically filed with the SEC on June 27, 2022.
(h)(i)	Transfer Agency and Service Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc., dated November 12, 2020, is incorporated herein by reference to Exhibit (h)(i) of Post-Effective Amendment No. 166, to Registrant’s Registration Statement on Form N-1A (File No. 811-06200) electronically filed with the SEC on June 25, 2021 (hereinafter referred to as PEA No. 166).
(h)(i)(a)	Amendment No. 1, dated March 2, 2021, to the Transfer Agency and Service Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc., is incorporated herein by reference to Exhibit (h)(i)(a) of Post-Effective Amendment No. 173, to Registrant’s Registration Statement on Form N-1A (File No. 811-06200) electronically filed with the SEC on December 19, 2023 (hereinafter referred to as PEA No. 173).
(h)(i)(b)	Amendment No. 2, dated April 28, 2023, to the Transfer Agency and Service Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc., is incorporated herein by reference to Exhibit (h)(i)(b) of PEA No. 173.
(h)(ii)	Amended and Restated Shareholder Servicing Plan, dated December 11, 2015, is incorporated herein by reference to Exhibit (h)(ii) of PEA No. 126.
(h)(iii)	Amended Schedule A to the Amended and Restated Shareholder Servicing Plan, dated July 1, 2022, is incorporated herein by reference to Exhibit (h)(iii) of PEA No. 170.
(h)(iv)	Master Fund Accounting and Services Agreement between Registrant and State Street, dated October 1, 2005, is incorporated herein by reference to Exhibit (g)(xvi) of PEA No. 60.
(h)(v)	Amendment, dated September 28, 2022, to Appendix A and Appendix B of the Master Fund Accounting and Services Agreement between Registrant and State Street, dated October 1, 2005, is incorporated herein by reference to Exhibit (h)(v) of Post-Effective Amendment No. 171, to Registrant’s Registration Statement on Form N-1A (File No. 811-06200) electronically filed with the SEC on February 27, 2023 (hereinafter referred to as PEA No. 171).
(i)	Opinion and Consent of Counsel is filed herein as Exhibit (i).
(j)(i)	Consent of Deloitte & Touche LLP is filed herein as Exhibit (j)(i).
(j)(ii)	Power of Attorney executed by Walter W. Bettinger, II, dated January 1, 2016, is incorporated herein by reference to Exhibit (j)(ii) of PEA No. 126.
(j)(iii)	Power of Attorney executed by Omar Aguilar, dated November 2, 2023, is incorporated herein by reference to Exhibit (j)(iii) of PEA No. 173.
(j)(iv)	Power of Attorney executed by Robert W. Burns, dated January 1, 2016, is incorporated herein by reference to Exhibit (j)(v) of PEA No. 126.
(j)(v)	Power of Attorney executed by David L. Mahoney, dated January 1, 2016, is incorporated herein by reference to Exhibit (j)(viii) of PEA No. 126.
(j)(vi)	Power of Attorney executed by Kimberly S. Patmore, dated January 1, 2016, is incorporated herein by reference to Exhibit (j)(x) of PEA No. 126.
(j)(vii)	Power of Attorney executed by Nancy F. Heller, dated June 1, 2018, is incorporated herein by reference to Exhibit (j)(xi) of Post-Effective Amendment No. 145, to Registrant’s Registration Statement on Form N-1A (File No. 811-06200) electronically filed with the SEC on June 26, 2018.
(j)(viii)	Power of Attorney executed by Jane P. Moncreiff, dated January 28, 2019, is incorporated herein by reference to Exhibit (j)(xiii) of Post-Effective Amendment No. 149, to Registrant’s Registration Statement on Form N-1A (File No. 811-06200) electronically filed with the SEC on February 28, 2019.
(j)(ix)	Power of Attorney executed by Dana S. Smith, dated January 11, 2023, is incorporated herein by reference to Exhibit (j)(ix) of PEA No. 171.
(j)(x)	Registrant, Certified Resolution regarding Powers of Attorney, dated June 10, 2020 is incorporated herein by reference to Exhibit (j)(xv) of Post-Effective Amendment No. 159, to Registrant’s Registration Statement on Form N-1A (File No. 811-06200) electronically filed with the SEC on June 26, 2020.
(j)(xi)	Power of Attorney executed by Jean Derek Penn, dated June 1, 2021, is incorporated herein by reference to Exhibit (j)(xiv) of PEA No. 166.
(j)(xii)	Power of Attorney executed by Michael J. Beer, dated September 26, 2022, is incorporated herein by reference to Exhibit (j)(xiii) of PEA No. 170.
(j)(xiii)	Power of Attorney executed by Richard A. Wurster, dated September 19, 2022, is incorporated herein by reference to Exhibit (j)(xiv) of PEA No. 170.
(k)	Inapplicable.

(l)	Inapplicable.
(m)	Inapplicable.
(n)	Inapplicable.
(o)	Inapplicable.
(p)	Registrant, Investment Adviser and Schwab Joint Code of Ethics, dated June 6, 2024, is filed herein as Exhibit (p).
EX-101	Inline Interactive Data File - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
EX-101.INS	XBRL Taxonomy Instance Document
EX-101.SCH	XBRL Taxonomy Schema Document
EX-101.CAL	XBRL Taxonomy Calculation Linkbase Document
EX-101.DEF	XBRL Taxonomy Definition Linkbase Document
EX-101.LAB	XBRL Taxonomy Label Linkbase Document
EX-101.PRE	XBRL Taxonomy Presentation Linkbase Document

ITEM 29.
PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

The Board of Trustees of the Registrant is identical to the boards of trustees of The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Strategic Trust, Schwab Annuity Portfolios, and Laudus Trust. Each such trust has Charles Schwab Investment Management, Inc. as its investment adviser. In addition, the officers of the Registrant are also identical to those of each such other trust. As a result, the above-named trusts may be deemed to be under common control with the Registrant. Nonetheless, the Registrant takes the position that it is not under common control with such other trusts because the power residing in the respective trusts’ boards and officers arises as a result of an official position with each such trust.
ITEM 30.
INDEMNIFICATION.

Article VIII of Registrant’s Agreement and Declaration of Trust (Exhibit (a)(i) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Sections 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases Nos. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the 1933 Act), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
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ITEM 31.
BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The Registrant’s investment adviser is Charles Schwab Investment Management, Inc., dba Schwab Asset Management®, a Delaware corporation, organized in October 1989 with a principal place of business at 211 Main Street, San Francisco, CA 94105. The only business in which the investment adviser engages is that of investment adviser and administrator to The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Schwab Strategic Trust; investment adviser to Laudus Trust; investment adviser and/or administrator to any other open-end management investment companies that Schwab may sponsor in the future; and an investment adviser to certain non-investment company clients.
The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below.

Name and Position with Adviser	Name of Other Company	Capacity
Peter B. Crawford, Director	The Charles Schwab Corporation	Managing Director and Chief Financial Officer
	Charles Schwab & Co., Inc.	Director, Managing Director and Chief Financial Officer
	Family Wealth Alliance, Inc.	Managing Director and Chief Financial Officer
	Ameritrade Holding LLC	Manager
	Schwab Holdings, Inc.	Director, Managing Director and Chief Financial Officer
	Charles Schwab Global Holdings, Inc.	Executive Vice President and Chief Financial Officer
	Performance Technologies, Inc.	Managing Director and Chief Financial Officer
	Schwab (SIS) Holdings, Inc. I	Managing Director and Chief Financial Officer
	Schwab Technology Holdings, Inc.	Managing Director and Chief Financial Officer
Richard A. Wurster, Director	Schwab Funds	Trustee
	Laudus Trust	Trustee
	Schwab ETFs	Trustee
	The Charles Schwab Corporation	President
	Schwab Holdings, Inc.	President
	Charles Schwab & Co., Inc.	Director and President
Omar Aguilar, Chief Executive Officer, President and Chief Investment Officer	Schwab Funds	Chief Executive Officer, President and Chief Investment Officer
	Laudus Trust	Chief Executive Officer, President and Chief Investment Officer
	Schwab ETFs	Chief Executive Officer, President and Chief Investment Officer
	Charles Schwab Investment Advisory, Inc.	Director, President and Chief Executive Officer
Patrick Cassidy, Managing Director and Chief Investment Officer	Schwab Funds	Vice President and Chief Investment Officer
	Laudus Trust	Vice President and Chief Investment Officer
	Schwab ETFs	Vice President and Chief Investment Officer
William P. McMahon, Jr., Managing Director and Chief Investment Officer	Schwab Funds	Vice President and Chief Investment Officer
	Laudus Trust	Vice President and Chief Investment Officer
	Schwab ETFs	Vice President and Chief Investment Officer
Jessica Seidlitz, Managing Director and Chief Compliance Officer	Schwab Funds	Chief Compliance Officer
	Schwab ETFs	Chief Compliance Officer
	Laudus Trust	Chief Compliance Officer
	Charles Schwab & Co., Inc.	Managing Director
Mark D. Fischer, Managing Director, Chief Operating Officer and Chief Financial Officer	Schwab Funds	Chief Operating Officer
	Laudus Trust	Chief Operating Officer
	Schwab ETFs	Chief Operating Officer
Catherine MacGregor, Managing Director and Chief Legal Officer	Charles Schwab & Co., Inc.	Managing Director
	Schwab Funds	Secretary and Chief Legal Officer
	Laudus Trust	Vice President, Chief Legal Officer and Clerk
	Schwab ETFs	Secretary and Chief Legal Officer

ITEM 32.
PRINCIPAL UNDERWRITERS.

(a) Schwab acts as principal underwriter and distributor of Registrant’s shares. Schwab also acts as principal underwriter for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios and may act as such for any other investment company which Schwab may sponsor in the future.
(b) Information with respect to Schwab’s directors and officers is as follows:

Name	Position and Offices with the Underwriter	Position and Offices with the Registrant
Richard A. Wurster	President and Director	Trustee
Steven H. Anderson	Managing Director and Head of Workplace Services	None
Catherine M. Casey	Managing Director and Head of Human Resources	None
Jason C. Clague	Managing Director and Head of Operations	None
Bernard J. Clark	Managing Director and Head of Advisor Services	None
Jonathan M. Craig	Managing Director and Head of Investor Services and Marketing	None
Peter B. Crawford	Managing Director, Chief Financial Officer and Director	None
Neesha K. Hathi	Managing Director – Wealth and Advice Solutions	None
Timothy C. Heier	Managing Director and Chief Technology Officer	None
Dennis W. Howard	Managing Director and Chief Information Officer	None
Lisa Kidd Hunt	Managing Director and Head of International Services	None
James Kostulias	Managing Director – Trading Services	None
Mitchell N. Mantua	Managing Director and General Auditor	None
Peter J. Morgan III	Managing Director, General Counsel and Corporate Secretary	None
Nigel J. Murtagh	Managing Director and Chief Risk Officer	None
The principal business address of all directors and officers of Schwab is 3000 Schwab Way, Westlake, TX 76262.
(c) None.
ITEM 33.
LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act, as amended, and the Rules thereunder are maintained at the offices of: Registrant and Registrant’s investment adviser and administrator, Charles Schwab Investment Management, Inc., 211 Main Street, San Francisco, CA 94105; Registrant’s principal underwriter, Charles Schwab & Co., Inc., 3000 Schwab Way, Westlake, TX 76262; Registrant’s custodian for the Schwab Global Real Estate Fund, Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Registrant’s custodian for the balance of the Registrant’s funds, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016; and Registrant’s transfer agent, BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.
ITEM 34.
MANAGEMENT SERVICES.

Not applicable.
ITEM 35.
UNDERTAKINGS.

Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 175 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington in the District of Columbia, on the 20th day of June, 2024.
SCHWAB INVESTMENTS Registrant
Omar Aguilar * Omar Aguilar, President and Chief Executive Officer
Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 20th day of June, 2024.
Signature	Title
Walter W. Bettinger II* Walter W. Bettinger II	Chairman and Trustee
Michael J. Beer* Michael J. Beer	Trustee
Robert W. Burns* Robert W. Burns	Trustee
Nancy F. Heller* Nancy F. Heller	Trustee
David L. Mahoney* David L. Mahoney	Trustee
Jane P. Moncreiff* Jane P. Moncreiff	Trustee
Kimberly S. Patmore* Kimberly S. Patmore	Trustee
J. Derek Penn* J. Derek Penn	Trustee
Richard A. Wurster* Richard A. Wurster	Trustee
Dana S. Smith* Dana S. Smith	Treasurer and Chief Financial Officer
*By:	/s/ Douglas P. Dick Douglas P. Dick, Attorney‑in‑Fact Pursuant to Power of Attorney